05/31/01                                    Chandler Pavilions II
06/13/01                                 Kincaid Home Furnishings


                      SHOPPING CENTER LEASE
              CHANDLER PAVILIONS II SHOPPING CENTER


     THIS INDENTURE OF LEASE (the "Lease"), dated as of the ____ day of June, 2001, by and between OPUS WEST CORPORATION, a Minnesota corporation, hereinafter referred to as "Lessor", and ARIZONA FURNITURE COMPANY, a Nevada corporation d/b/a Kincaid Home Furnishings, hereinafter referred to as "Lessee".

                           WITNESSETH:

     That Lessor, in consideration of the rents and covenants hereinafter set forth, does hereby lease and let unto Lessee, and Lessee does hereby hire and take from Lessor, that certain space shown and designated on the site plan attached hereto and made a part hereof as Exhibit "A" consisting of approximately 21,000 square feet of floor area. The exact square footage of the Premises shall be calculated by Lessor's architect. In the event the actual square footage as calculated by Lessor's architect is more or less than 21,000 square feet of floor area, appropriate adjustments shall be made to Annual Minimum Rent and Lessee's proportionate share (for purposes of allocating Common Area costs and expenses and Taxes and other purposes in this Lease) to reflect the actual square footage and such adjustment shall be set forth in the Commencement Date Memorandum (as herein defined). The aforesaid space leased and let unto Lessee is hereinafter referred to as the "Premises".

     Exhibit "A" depicts land upon which Lessor intends to construct a retail shopping complex commonly known as Chandler Pavilions II Shopping Center, herein called the "Shopping Center", located at the northeast corner of the intersection of 54th Street and Harrison Street, City of Chandler, County of Maricopa, State of Arizona. The Premises are located upon a portion of the Shopping Center. The Shopping Center along with all improvements located thereon is hereinafter referred to as the "Shopping Center Tract". Lessee acknowledges that Exhibit "A" is intended only to identify the real estate comprising the Shopping Center and the approximate boundary lines of the individual parcels and that Exhibit "A" is not to be considered or construed as a representation or covenant that the shape, size, location, number and extent of the building improvements shown thereon shall be constructed.

     TO HAVE AND TO HOLD THE SAME PREMISES, without any liability or obligation on the part of Lessor to make any alterations, improvements or repairs of any kind on or about the Premises, except as expressly provided herein, for a term of one hundred twenty (120) full calendar months (the "Term"), commencing on September 1, 2001 and ending on the last day of the one hundred twentieth (120th) full calendar month thereafter, unless sooner terminated in the manner provided hereinafter, subject to the covenants and agreements hereinafter contained. Lessor shall use reasonable efforts to deliver the substantially completed Premises to Lessee on or before September 1, 2001, subject to force majeure (the "Delivery Date") for the purpose of Lessee's installation of its trade fixtures subject to all of the terms, covenants and conditions of this Lease other than the payment of rent and the obligation to operate the Permitted Use (as herein defined). Lessee shall not, by reason of such installation, interfere with Lessor or Lessor's agents in the performance of any obligations Lessor may have under this Lease in connection with the Premises, including the obligation of Lessor to complete the construction of any improvements or to obtain any required final approval from any governmental agency having jurisdiction with respect to such obligation of Lessor. Lessor shall have no liability for any loss, damage or injury to Lessee's personal property, equipment, employees or agents which may be on or about the Premises during the period of such installation by Lessee, in accordance with the applicable provisions of this Lease, and Lessee hereby releases Lessor from any claim in respect thereto from whatever cause. In connection with any such use, Lessee will not cause a labor dispute. Upon determination of the Commencement Date, a memorandum ("Commencement Date Memorandum") shall be prepared by Lessor and executed by Lessor and Lessee, which shall set forth the precise Commencement Date and termination date of the Term, the exact floor area of the Premises as determined by Lessor's architect, the Annual Minimum Rent and Lessee's share of Common Area costs and expenses and Taxes.

ARTICLE I. RENT: Lessee covenants and agrees to pay to Lessor, without setoff, deduction or demand, at c/o Opus West Management Corporation, 2415 East Camelback Road, Suite 840, Phoenix, Arizona 85016-4201, or at such other place as Lessor may designate in writing to Lessee, rental at the following rates and times:

     A. During the first sixty (60) months of the Term, Lessee shall pay annually the sum of Three Hundred Twenty-Eight Thirty-Two Thousand Two Four Hundred Thirty and No/100 Dollars ($328,230.00)($332,430.00) as Annual Minimum Rent (based upon an annual rental rate of $15.63 $15.83 per square foot for 21,000 square feet of floor area), which sum shall be payable in twelve
(12) equal monthly installments of Twenty-Seven Thousand Three Seven Hundred Fifty-Two and 50/100 Dollars ($27,352.50)($27,702.50).

     B. During the second sixty (60) months of the Term, Lessee shall pay annually the sum of Three Hundred Fifty-Nine Sixty-Three Thousand Seven Nine Hundred Thirty and No/100 Dollars ($359,730.00)($363,930.00) as Annual Minimum Rent (based upon an Annual Rental Rent of $17.13 $17.33 per square foot for 21,000 square feet of floor area), which sum shall be payable in twelve
(12)  equal  monthly installments of Twenty-Nine Thirty  Thousand
Nine Three Hundred Seventy Twenty-Seven and 50/100 Dollars ($29,977.50)($30,327.50).

     The Annual Minimum Rent set forth in this Article I.A shall be subject to adjustment pursuant to the first paragraph of this Lease. Lessee shall pay the monthly installments of Annual
Minimum Rent on or before the first day of each month, in advance. Should the Term of this Lease commence or terminate on a day other than the first day of a calendar month, then the rent for such partial month shall be equal to the product obtained by multiplying the number of days of the Term included in the partial month by a fraction, the numerator of which is the Annual Minimum Rent and the denominator of which is 365. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor shall accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy available to Lessor under this Lease or at law or in equity.

     C.   [Intentionally Deleted].

     D. Lessee shall pay, as additional rent ("Additional Rent"), all other charges, sums or amounts permitted to be imposed against it under any other Article as specifically set forth in this Lease concurrently with the next succeeding installment of Annual Minimum Rent following notice of the same, unless a different time for such payment is specified in this Lease.

     E. Lessee agrees to participate in and to pay its proportionate share of the cost of a joint opening of the Shopping Center if requested to do so by Lessor; provided, however, Lessee shall not by operation of this paragraph be required to pay a sum in excess of $0.50 per rentable square foot of floor area multiplied by the number of square feet of floor area comprising the Premises, as certified by Lessor's architect.

ARTICLE II.    [Intentionally Deleted].

ARTICLE III.   RECORDS AND REPORTS:  Lessee covenants and  agrees
(a) that not later than the twentieth (20th) day of the month immediately following each calendar quarter of the Term it will deliver to Lessor an informal, unaudited statement signed by Lessee or by an authorized officer or agent of Lessee showing the Gross Sales made in each of the calendar months included in such calendar quarter; and (b) that not later than sixty (60) days after the close of each Lease Year it will deliver to Lessor a statement of Gross Sales for the preceding Lease Year accompanied by the signed opinion of an independent Certified Public Accountant stating specifically that it has examined the report of Gross Sales of the preceding Lease Year, that its examination included such tests of Lessee's books and records as were necessary under the circumstances, and that such report presents fairly and accurately the Gross Sales of the preceding Lease
Year. Lessee shall deliver the statements and certificate referred to hereinabove to Lessor at the same address as rent is then being paid.

ARTICLE IV. LEASE YEAR: The term "Lease Year" shall mean, in the case of the first Lease Year, that period from the Commencement Date to the first succeeding December 31; thereafter, "Lease Year" shall mean each successive twelve (12) calendar month period following the expiration of the first Lease Year, except that in the event of the termination of this Lease on any day other than on December 31, then the last Lease Year shall be the period from the end of the preceding Lease Year to such date of termination. Notwithstanding anything set forth elsewhere in this Lease to the contrary, the Term shall be a period of one hundred twenty (120) full calendar months, commencing with the Commencement Date and expiring on the last day of the one hundred twentieth (120th) full calendar month thereafter, unless sooner terminated in any manner set forth hereinafter.

ARTICLE V.     TAXES:

     A. Lessee shall pay to Lessor during the Term of this Lease as Additional Rent its proportionate share of all taxes and assessments against the land, buildings or improvements comprising the Shopping Center Tract that are levied or assessed by any lawful authority during each calendar year, including without limitation all personal property taxes of Lessor relating to Lessor's personal property located on the Shopping Center Tract and used or useful in connection with the operation and maintenance thereof, and all other governmental charges, general and special, ordinary and extraordinary, foreseen as well as unforeseen, of any kind and nature whatsoever, or other tax, however described, which is levied or assessed by the United States of America or the state in which the Shopping Center Tract is located or any city, municipality or political subdivision thereof, against Lessor or all or any part of the Shopping Center Tract excluding however any net income tax, estate tax, transfer tax or inheritance tax of Lessor (such taxes and assessments being hereinafter called "Taxes"). The Taxes to be paid by Lessee under this Lease shall be the Taxes assessed for a particular year notwithstanding that such Taxes may be payable in a subsequent year. Taxes for any partial calendar year during the Term shall be prorated, based upon the portion of such calendar year which is within the Term. For the calendar years in which this Lease commences and terminates, the provisions of this Article shall apply, and Lessee's liability for its share of the Taxes for such years shall be subject to a pro rata adjustment based on the number of days of said calendar year during which the Term of this Lease is in effect. In no event shall Lessee's share of Taxes include any interest charges or penalties imposed for Lessor's failure to make payments on account of Taxes in a timely manner unless such failure is due to Lessee's failure to pay its share of Taxes in the manner provided in this Article V.

     B. Subject to Article V.G, Lessee's share of Taxes shall be equal to the product obtained by multiplying the Taxes by a fraction, the numerator of which shall be the number of square feet of the floor area of the Premises as determined by Lessor's architect, and the denominator of which shall be the number of rentable square feet of floor area of all buildings in the
Shopping Center from time to time (hereinafter "Total Floor Area"). Lessee's share of the Taxes shall be paid in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Lessor; provided, that in the event Lessor is required under any mortgage covering the Shopping Center Tract to escrow Taxes, Lessor may, but shall not be obligated to, use the amount required to be so escrowed as a basis for its estimate of the monthly installments due from Lessee hereunder. Upon receipt of all tax bills and assessment bills attributable to any calendar year during the Term hereof, Lessor shall furnish Lessee with a written statement of the actual amount of Lessee's share of the Taxes for such calendar year. In the event the total amount of monthly installments paid by Lessee pursuant to this Article does not equal the sum due from Lessee as shown on such statement, then Lessee shall pay to Lessor the deficiency within thirty (30) days of receipt of such statement, or Lessor shall issue to Lessee at the time the statement is furnished, a credit invoice for such excess, as the case may be. A copy of a tax bill or assessment bill submitted by Lessor to Lessee shall at all times be sufficient evidence of the amount of Taxes against the property to which such bill relates. Prior to or at the commencement of the Term of this Lease and from time to time thereafter throughout the Term hereof, Lessor shall notify Lessee in writing of Lessor's estimate of Lessee's monthly installments due hereunder. Lessor's and Lessee's obligations under this Article shall survive the expiration of this Lease.

     C. Notwithstanding anything in this Article to the contrary, all costs and expenses incurred by Lessor during negotiations for or contests of the amount of Taxes shall be included within the term "Taxes". In the event a refund is obtained, Lessor shall issue a credit invoice for same, such portion to be based upon the percentage of the original Taxes paid by Lessee from which the refund was derived. Lessee hereby waives any right it may have by statute or otherwise to protest Taxes.

     D. In addition to the foregoing, Lessee shall pay, also as Additional Rent, all other sums and charges required to be paid by Lessee under this Lease, and any tax or excise on rents, all other sums and charges required to be paid by Lessee under this Lease, and gross receipts tax, transaction privilege tax or other tax, however described, which is levied or assessed by the United States of America, the state in which the Shopping Center Tract is located or any city, municipality or political subdivision thereof, against Lessor in respect to the Annual Minimum Rent, Percentage Rent, Additional Rent or other charges reserved under this Lease or as a result of Lessor's receipt of such rents or other charges accruing under this Lease; provided, however, Lessee shall have no obligation to pay net income taxes of Lessor.

     E. In addition to the foregoing, Lessee at all times shall be responsible for and shall pay, before delinquency, all taxes levied, assessed or unpaid on any leasehold interest, any right of occupancy, any investment of Lessee in the Premises, or any personal property of any kind owned, installed or used by Lessee including Lessee's leasehold improvements, trade fixtures, furnishings, equipment, other personal property or on Lessee's occupancy of the Premises. Lessee shall cause such leasehold improvements, trade fixtures, furnishings, equipment, or other personal property to be assessed and billed separately from the property of Lessor. In the event any or all of Lessee's leasehold improvements, trade fixtures, furnishings, equipment or other personal property, or Lessee's occupancy of the Premises, shall be assessed and taxed with the property of Lessor, Lessee shall pay to Lessor its share of such taxes within thirty (30) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's personal property.

     F. Lessor and Lessee recognize the possibility of changes and/or limitations on the amount of Taxes which can be assessed on land, buildings and improvements, including the Shopping Center Tract. Lessor and Lessee further recognize and acknowledge that as a result of any such changes in structure or limitations on amount, the amount of Taxes of the type which have appeared on assessor's tax statements prior to the date hereof may decrease. Lessor and Lessee further recognize that there may be imposed new forms of taxes, assessments, charges, levies or fees, or there may be an increase in certain existing taxes, assessments, charges, levies or fees placed on, or levied in connection with, the ownership, leasing, occupancy or operation of the Shopping Center or the Premises. All such new or increased taxes, assessments, charges, levies or fees which are in lieu of, or imposed or increased as a result of, or arising out of any change in the structure of, the current tax system, or for the purpose of funding special assessment districts theretofore funded by taxes, shall also be included within the meaning of Taxes.

     G. Notwithstanding anything to the contrary in this Lease, Lessor may elect, from time to time, to have Taxes for any
portion  of  the  Shopping  Center  Tract  calculated  and   paid
separately from the remainder of the Shopping Center Tract. Upon such election by Lessor, Lessee's share of Taxes shall be calculated without reference to any excluded portion of the Shopping Center Tract (notwithstanding that Lessee's share for other purposes hereunder may then be calculated on a basis which includes such excluded portion), so that (i) Taxes shall be reduced to exclude the taxes from the excluded portion of the Shopping Center Tract and (ii) the denominator of the fraction determining Lessee's share of Taxes shall include only the number of rentable square feet of floor area of all buildings in the non-
excluded  portion  of the Shopping Center Tract.   It  is  agreed
that, as pad or building sites in the Shopping Center Tract are sold to third parties, Lessor shall have the option to require that Taxes shall not include real property taxes and assessments relating thereto, nor shall the denominator of the fraction determining Lessee's share of Taxes include any floor area of any building constructed thereon.

ARTICLE VI.    COMMON AREA:

     A. The term "Common Area" means the entire area designated from time to time by Lessor for the common use or benefit of the occupants of the Shopping Center and other persons entitled to use the same, including, without limitation, parking lots (permanent and temporary), landscaped and vacant areas, passages for trucks and automobiles, area-ways, roads, walks, roof, curbs, corridors, courts and arcades, together with facilities such as washrooms, comfort rooms, lounges, drinking fountains, toilets, stairs, ramps, shelters, community rooms, porches and bus stations, with facilities appurtenant to each, and common utility facilities, water filtration and treatment facilities (including, but not limited to, treatment plants and settling ponds), whether located within or outside of the Shopping Center (provided, however, the costs and expenses of such facilities included within paragraph (B) below shall include only those related to the operation, maintenance, repair or replacement of the Shopping Center). Lessor shall operate and maintain the Common Area or shall cause the same to be operated and maintained in a manner deemed by Lessor reasonable or appropriate for the Shopping Center. Subject to reasonable, nondiscriminatory rules and regulations to be promulgated by Lessor, including the designation of specific areas within the Shopping Center or in reasonable proximity thereto in which automobiles owned by Lessee, its employees, subtenants, licensees and concessionaires may be parked, and subject to the rights of other tenants, licensees or concessionaires already or to be granted therein, the Common Area is hereby made available to Lessee and its employees, agents, customers and invitees for their reasonable nonexclusive use in common with others, including other tenants and their employees, agents, customers, invitees, and Lessor for the purposes for which constructed. Lessor shall have the right: to change the location and arrangement of parking areas and other Common Area provided that Lessor maintains a parking ratio of not less than 4.5 parking spaces per 1,000 square feet of leaseable area within the Shopping Center; to construct surface or elevated parking areas and facilities; to establish and change the level of parking surfaces; to close all or any portion of the Common Area to such extent as may, in the opinion of Lessor's counsel, be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein or to make repairs or alterations; to close temporarily any or all portions of the Common Area; and to do and perform such other acts in and to said area and improvements as, in the exercise of good business judgment, Lessor shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants and their agents, contractors, servants, employees, licensees, customers and business invitees. Lessee shall not solicit business or display merchandise within the Common Area, or distribute handbills therein, or take any action which would interfere with the rights of other persons to use the Common Area without the prior written consent of the Lessor.

     B.    Lessee  shall  pay  to  Lessor  during  the  Term  its
proportionate share of the costs and expenses of operating, maintaining, repairing and replacing the Common Area. Lessee's proportionate share shall be equal to the product obtained by multiplying the total of such costs and expenses by a fraction, the numerator of which shall be the number of square feet of the floor area of the Premises as determined by Lessor's architect, and, subject to the last paragraph of this Article VI.B, the denominator of which shall be the number of rentable square feet of floor area of all buildings in the Shopping Center from time to time (hereinafter "Total Floor Area"). Such costs and expenses shall include, but not be limited to, all sums expended in connection with the Common Area for operating, maintaining, repairing, lighting, cleaning, sealing, striping, heating, air conditioning, ventilating, inspecting, painting (including painting of the exterior of buildings of the Shopping Center), and insuring (including liability insurance for personal injury, death, and property damage and contractual liability, fidelity bonds for personnel, insurance against fire, theft or other casualties, rental loss, workmen's compensation and employer's liability, and including any "deductible" cost incurred in connection with any covered loss), all costs and expenses of service and maintenance contracts, including but not limited to, HVAC, windows and general cleaning, removing of snow, ice, debris and surface water, security police, electronic intrusion and fire control and telephone alert system, machinery and equipment depreciation, all costs and expenses for inspecting, repairing and maintaining machinery and equipment used in the operation of the Common Area, all costs and expenses of inspecting, maintaining, repairing and replacing storm and sanitary drainage systems, sprinklers and other fire protection systems, and electrical, gas, water, telephone and irrigation systems, all costs and expenses for operating, maintaining, repairing and replacing off-site improvements (including costs of operating, maintaining, repairing and replacing off-site detention areas and utility costs for traffic signals), all costs and expenses of traffic regulation, directional signs and traffic consultants, fees for permits, program services, and loudspeaker systems, all costs and expenses of planting and replacing flowers, shrubbery and planters, all costs and expenses (other than those of a capital nature) of replacement of, and repairing, paving, curbs, sidewalks, walkways, roadways, loading docks, roof, parking surfaces, landscaping, drainage, utilities, lighting facilities, and signage, costs and assessments of any property owners association covering the Shopping Center, all costs of uniforms, supplies and materials used in connection with the operation and maintenance of the Shopping Center, all payroll taxes, unemployment insurance costs, vacation allowances, and the cost of providing disability insurance or benefits, pensions, profit sharing benefits, hospitalization, retirement or other so-called fringe benefits, and any other expense imposed on Lessor, its contractors or subcontractors, pursuant to law or pursuant to any collective bargaining agreement covering employees engaged in the management of the Shopping Center or the operation, maintenance, repair or replacement of the Common Area, and administrative and overhead costs equal to 12% of the foregoing common area costs and expenses. Such costs and expenses shall not include any capital improvement to the Shopping Center other than replacements required for normal maintenance and repair, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other insured casualty, expenses incurred in leasing or procuring tenants, leasing commissions, advertising expenses, expenses for renovating space for new tenants, legal expenses incident to enforcement by Lessor of the terms of any lease, interest or principal payments on any mortgage or other indebtedness of Lessor, nor shall it include expenses for constructing or renovating the exterior of the buildings in the Shopping Center. Notwithstanding the foregoing, in the event Lessor installs equipment in or makes improvements or alterations to the Shopping Center which are for the purpose of reducing energy costs, maintenance costs or other Common Area expenses or which are required under any governmental laws, regulations, or ordinances (including any accessibility statute) which were not required at the date of this Lease, Lessor may include in Common Area expenses reasonable charges for interest on such investment and reasonable charges for depreciation on the same so as to amortize such investment over the reasonable life of such equipment, improvement or alteration on a straight line basis. Lessee's proportionate share of such costs and expenses for each Lease Year shall be paid in monthly installments on the first day of each calendar month, in advance, in an amount estimated by Lessor from time to time. Within ninety (90) days after the end of each Lease Year, Lessor shall furnish Lessee with a statement of the actual amount of Lessee's proportionate share of such cost and expenses for such period. In the event the total of Lessee's monthly installments for any Lease Year does not equal Lessee's proportionate share as shown on such statement, then Lessee shall promptly pay Lessor any deficiency, or Lessor, upon receipt of such annual statement, shall issue to Lessee a credit invoice for such excess, as the case may be.

     Notwithstanding anything to the contrary in this Lease, Lessor may elect, from time to time, to have other tenants or owners of a portion of the Shopping Center operate and maintain the Common Area located on such other tenant's or owner's leased or owned portion of the Shopping Center, in which event such other tenants or owners (and not Lessor) shall be responsible for the operation and maintenance of such portion of the Common Area. In such event, Lessee's proportionate share of the costs and expenses of operating, maintaining, repairing and replacing the Common Area shall be calculated by (i) excluding from such costs and expenses all costs and expenses incurred by such other tenants and owners, and (ii) including in the denominator of the fraction determining Lessee's share thereof only the number of rentable square feet of floor area of all buildings owned or leased by parties other than the tenants or owners performing or maintaining their own portion of the Common Area.

ARTICLE VII.   USE:

     A. Subject to the provisions of Article VII.B, the Premises shall be used for the operation of a typical Kincaid Home Furnishing Store from time to time, and for no other use or purpose whatsoever (the "Permitted Use"). Lessee shall use in the transaction of business in the Premises the trade name of "Kincaid Home Furnishings"; provided, however, in the event Lessee is transacting business in the majority of its stores engaged in the Permitted Use, or any portion of such use, in the metropolitan area in which the Shopping Center is located under a different trade name, Lessee shall transact business in the Premises under the same trade name as used in the majority of such stores. Lessee agrees to open the Premises to the public on or before the Commencement Date. Thereafter, Lessee may from time to time cease business operations within the Premises; provided, however, that in the event Lessee should cease the conduct of business within the Premises for a period in excess of thirty (30) consecutive days (other than by reason of restoration following casualty or condemnation or a temporary closure [not in excess of sixty (60) consecutive days] in connection with remodeling or remerchandising), then in that event Lessor may terminate this Lease at any time thereafter and prior to Lessee re-commencing the conduct of business operations from the Premises by delivering written notice to Lessee, in which event this Lease shall terminate on the date thirty (30) days following Lessor's notice to Lessee, and Lessee shall be obligated to pay to Lessor Lessor's then unamortized costs with respect to the Premises (including, without limitation, the costs of tenant improvements, commissions and base building upgrades). Lessee shall operate its business with a stock of merchandise comparable in style and type to those offered at its other stores engaged in the Permitted Use, or any portion of such use, in the metropolitan area in which the Shopping Center is located, in a high class and reputable manner to maximize sales from the Premises, and shall, except during reasonable periods of repairing, cleaning and decorating, keep the Premises open to the public for business with adequate and competent personnel in attendance on all days and during all hours (including evening) established by Lessor from time to time as store hours for the Shopping Center as set forth on Exhibit "B" attached hereto and incorporated herein by reference, and during any other hours when the Shopping Center generally is open to the public for business, except to the extent Lessee may be prohibited from being open for business by applicable law, ordinance or government regulation. Notwithstanding the foregoing, Lessee shall not be required to open for business on Thanksgiving Day, Christmas Day, New Year's Day or Easter and shall be permitted to close for business up to two (2) days per Lease Year for the purpose of conducting an inventory.

     B. Lessee acknowledges that various tenants or occupants of the Shopping Center have been or will be granted exclusive uses within the Shopping Center, and no part of the Premises shall be used for any purpose or in any way that violates any of the provisions set forth on Exhibit "C" hereto or any provision hereafter deemed to be an additional provision of Exhibit "C" pursuant to the next to last sentence of this paragraph. Lessee agrees that neither it nor any successor, assign, concessionaire, sublessee or assignee shall use the Premises, or any part thereof, in any way that would violate any of the prohibited uses listed on Exhibit "C" or hereafter deemed to be an additional provision thereof, and notwithstanding the provisions of Article XVIII, Lessee shall be in immediate default under this Lease if Lessee violates the provisions of this Article VII.B. Lessee acknowledges that Lessor may hereafter grant other exclusive uses to other tenants or occupants of the Shopping Center or other prohibited uses for the benefit of such other tenant or occupant, and Lessee agrees that neither it nor any successor, assign, concessionaire, sublessee or assignee shall use the Premises, or any part thereof, in any way that would violate any such exclusive or prohibited use hereafter granted of which Lessee has received written notice, so long as such exclusive or prohibited use does not prohibit the use of the Premises for the Permitted Use. Upon receipt by Lessee of written notice of any such exclusive or prohibited use hereafter granted, such exclusive or prohibited use shall automatically be deemed to be an additional provision of Exhibit "C" hereto, so long as such exclusive or prohibited use does not prohibit the use of the Premises for the Permitted Use. Lessee agrees that it will not withhold or delay its written acknowledgement of the addition of any such additional exclusive or prohibited use to Exhibit "C" if such acknowledgement is requested in writing by Lessor, and in the event Lessee fails to furnish such written acknowledgement of such addition within fifteen (15) days after Lessee's receipt of Lessor's written request therefor, Lessee shall be deemed to have given such written acknowledgement as of the expiration of such 15-day period.

     C. Lessee shall not, without Lessor's prior written consent, keep anything within the Premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the Premises or other part of the Shopping Center. Lessee shall pay as Additional Rent, upon demand of Lessor, any such increased premium cost due to Lessee's use or occupation of the Premises. Prior to Lessor assessing any such charge against Lessee, Lessor shall give Lessee notice of such intended increase at least thirty (30) days prior to its imposition and Lessee shall have said thirty (30) day period in which to modify its operation in such a way as to negate the basis for said additional charge; provided, however, nothing herein contained shall diminish Lessee's obligation to pay for any such increased charge. All property kept, stored or maintained within the Premises by Lessee shall be at Lessee's sole risk.

     D. Lessee shall not (i) conduct within the Premises any fire, auction, bankruptcy or liquidation (whether of merchandise only or of the entire business of Lessee) sales, (ii) advertise that Lessee is "going out of business", (iii) permit any objectionable or unpleasant odors or noises to emanate from the Premises, (iv) place or permit any radio, television, loud-speaker, amplifier or other sound broadcasting system on the roof or outside the Premises or where the same can be seen or heard from outside the building or in the Common Area, (v) place an antenna, awning or other projection on the exterior of the Premises, (vi) operate or permit the operation of any amusement or arcade type games in the Premises, (vii) use, or permit to be used, the malls or sidewalks adjacent to the Premises, or any other premises outside such space for the sale or display of any merchandise or for any other business, occupation, or undertaking except as permitted below, or (viii) take any other action which in the exclusive judgment of Lessor exercised in good faith would constitute a nuisance or would disturb or endanger other tenants of the Shopping Center or interfere with their use of their respective premises, or which would tend to injure the reputation of the Shopping Center. Sidewalk sales or other outside activities of Lessee shall be prohibited, unless in conjunction with a promotion by all tenants and occupants on the Shopping Center Tract.

     E. Lessee shall include the address and identity of its business activities in the Premises in all advertisements made by Lessee that include the address and identity of any of its other stores engaged in the Permitted Use, or any portion of such use, located in the metropolitan area in which the Shopping Center is located.

ARTICLE VIII.  UTILITY SERVICES:

     A. Lessor agrees to cause to be provided as part of the Leasehold Improvements (as hereinafter defined) mains, conduits and other facilities which are capable of supplying electricity, gas, water and sewer service to the Premises in substantial accordance with the specifications attached hereto as Exhibit "F". Lessee hereby acknowledges the limits of the design standard of the electrical service to be furnished to the Premises as reflected on the specifications attached hereto as Exhibit "F" and, if additional capacity or wiring is required by Lessee, Lessee, after obtaining Lessor's approval with respect to the same, shall install such additional capacity or wiring at Lessee's own expense, provided it is permitted under State and
Local code. Lessee shall pay for all electricity, water and sewer service provided to the Premises and all such utilities shall be separately metered to the Premises.

     B. As part of the Leasehold Improvements, Lessor shall install a system including all duct work to heat, air condition and ventilate the Premises in substantial accordance with the specifications attached hereto as Exhibit "F". Lessee shall pay the cost for all such heating, air conditioning and ventilation service provided to the Premises, including the cost of maintenance, repair and replacement of same. Lessor, at its sole option, may arrange for a preventative maintenance contract for the HVAC units; provided, however, Lessor shall provide Lessee thirty (30) days prior written notice of its intent to so arrange for a preventive maintenance contract for the HVAC units. The costs for such a maintenance contract will become a part of the Common Area costs and expenses. Lessee will also carry insurance covering said equipment which may be self-insured as provided herein and will provide proof of insurance satisfactory to Lessor on said equipment upon occupancy.

     C. Lessor may, if it so elects, furnish one or more utility services to Lessee, and in such event Lessee shall purchase the use of such services as are tendered by Lessor, and shall pay within thirty (30) days from receipt of invoice as additional rental the rates established therefor by Lessor, which shall not exceed the rates which would be charged for the same service if furnished directly by the local public utility companies. All said billings shall be based upon Lessee's actual consumption of such utility services. Lessor may at any time upon forty-five (45) days notice to Lessee discontinue furnishing any such service without obligation to Lessee other than to connect the Premises to the public utility, if any, furnishing such service.

     D. Lessor shall not be liable in damages or otherwise, nor shall there be an abatement of rents, if the furnishing by any supplier of any utility service or other service to the Premises shall be interrupted or impaired by fire, accident, riot, strike, act of God, the making of necessary repairs or improvements, or by any causes beyond Lessor's control.

ARTICLE IX. POSSESSION OF THE PREMISES: If Lessor shall be unable to give possession of the Premises on September 1, 2001 ("the Target Commencement Date") because the construction of the Shopping Center or the completion of the Leasehold Improvements has not been substantially completed, or for any other reason, Lessor shall not be subject to any claims, damages or liabilities for the failure to give possession on said date; provided, however, that if substantial completion of the Leasehold Improvements (as hereinafter defined) is not achieved within ninety (90) days following the Target Commencement Date (provided, however, that if delay in substantial completion of the Leasehold Improvements is caused or contributed to by act or neglect of Lessee or those acting for or under Lessee, or by labor disputes, casualties, acts of God or the public enemy, governmental embargo restrictions, shortages of fuel, labor or building materials, action or nonaction of public utilities, or of local, state or federal governments affecting the Lessee Improvements (such as a delay in the issuance of a building permit or other governmental approval) or other causes beyond Lessor's reasonable control (hereafter "Force Majeure"), then the Target Commencement Date shall be extended for the additional time caused by such delay), then Lessor shall afford Lessee one day of occupancy, free of Annual Minimum Rent and Additional Rent, for each one day of delay between the date which is ninety
(90) days after the Target Commencement Date and the actual commencement date, up to a maximum of sixty (60) days of such free occupancy. For purposes of this Article IX, substantial completion of the Premises shall be deemed to have occurred when the only work remaining to be completed is such work which can be accomplished without material adverse interference with Lessee's business. Except as specifically set forth in the preceding provisions of this Article IX, if Lessor shall be unable to give possession of the Premises on the Target Commencement Date because the completion of the Premises has not been sufficiently completed to make the Premises ready for occupancy, or for any other reason, Lessor shall not be subject to any claims, damages or liabilities for the failure to give possession of said date. Under said circumstances, the rent reserved and covenant to pay same shall not commence until the earlier of (i) the date sixty
(60) days following the date that the Leasehold Improvements are substantially completed, and (ii) the date Lessee opens the Premises for business to the public (subject to Lessee's right to abatement of rent as set forth in the first sentence of this Article), and failure to give possession on the Target Commencement Date shall in no way affect the validity of this Lease or the obligations of Lessee hereunder; provided, however, that if the date of commencement of the initial term is delayed beyond the Target Commencement Date, the expiration date of the initial term shall be extended to provide for a full one hundred twenty (120) month initial term of this Lease; and provided further, however, if Lessee receives an abatement of Annual Minimum Rent and Additional Rent pursuant to the first sentence of this Article, then the expiration date of the initial term shall be further extended by the same number of days as within such abatement period. If Lessee is given and accepts possession of the Premises on a date earlier than the Target Commencement Date, the rent reserved herein and all covenants, agreements and obligations herein and the term of this Lease shall commence on the date that possession of the Premises is given to Lessee. If on the date the Leasehold Improvements are substantially complete there should remain items of construction or finishing work to be completed which do not materially interfere with Lessee's use, occupancy or enjoyment of the Premises, Lessor and Lessee shall within thirty (30) business days from the date the Leasehold Improvements are substantially complete prepare a written list (the "Punch List") of such uncompleted items. Lessor agrees to complete the Punch List item(s) within that time period which is reasonable for completion of such items. In the event of any dispute as to work performed or required to be performed by Lessor or the existence of any punch list items or the completion thereof in accordance with the terms of the Lease, such dispute shall be decided by Lessor's architect which decision shall be final and binding upon the parties.

     Subject to the preceding paragraph, the acceptance of possession by Lessee shall be deemed conclusively to establish that the Premises and all other improvements of the Shopping Center required to be constructed by Lessor for use thereof by Lessee hereunder have been completed unless Lessee notifies Lessor in writing within thirty (30) days after commencement of the Term as to any items not completed. Lessee waives any claim as to matters not listed in said notice.

ARTICLE X. OVERDUE AMOUNTS - RENT INDEPENDENT: Lessee shall pay to Lessor, as liquidated damages, a late charge equal to three percent of any amount not paid within ten days of the date due to compensate Lessor for its costs in connection with such late payment by Lessee. The assessment or collection of a late charge hereunder shall not constitute the waiver by Lessor of a default by Lessee under this Lease and shall not bar the exercise by Lessor of any rights or remedies available under this Lease. In addition, any installment of Annual Minimum Rent, Percentage Rent, Additional Rent or other charges to be paid by Lessee accruing under the provisions of this Lease, which shall not be paid when due, shall bear interest at the rate of eighteen percent (18%) per annum from the date when the same is due until the same shall be paid, but if such rate exceeds the maximum interest rate permitted by law, such rate shall be reduced to the highest rate allowed by law under the circumstances (the "Interest Rate"). Lessee's covenants to pay the Annual Minimum Rent, Percentage Rent and the Additional Rent are independent of any other covenant, condition, provision or agreement herein or elsewhere contained. Annual Minimum Rent, Additional Rent, Percentage Rent and any other charges due hereunder are hereinafter sometimes collectively referred to as "rent". Rent shall be payable without deduction, offset, prior notice or demand, in lawful money of the United States.

ARTICLE XI.    CARE OF THE PREMISES; SIGNS AND STOREFRONT; USE OF
ROOF:

     A. Lessee will (a) keep the inside and outside of all glass in the doors and windows of the Premises clean; (b) keep all exterior store front surfaces of the Premises clean; (c) replace promptly, at its expense, any broken door closers and any cracked or broken glass of the Premises with glass of like kind and quality; (d) maintain the Premises and the loading dock contiguous thereto, if any, at its expense in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; (e) keep any garbage, trash, rubbish or refuse removed at its expense on a regular basis and temporarily stored in the Premises in accordance with local codes or, if in Lessor's sole judgment it provides trash removal service for all tenants, Lessee shall participate in and pay Lessor for such service; if
Lessor shall install compactors within the Shopping Center in lieu of providing trash pick-up, Lessee shall use said compactor service as designated by Lessor in such times and in such manner as Lessor shall direct, and for the use of said compactor service, Lessee agrees to pay a reasonable monthly charge as determined by Lessor, which may be adjusted by Lessor as of the first day of each Lease Year to reflect any increase or decrease in the rates for said service; (f) keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Premises; (g) comply with all laws, ordinances, rules and regulations of governmental authorities, including without limitation, the Act (as herein defined) and those pertaining to indoor air quality, and all recommendations of the insurance services office and/or Lessor's insurance carrier now or hereafter in effect relative to the use and occupancy of the
Premises and the transaction of the business of Lessee in the Premises; and (h) light the show windows of the Premises and exterior signs until one-half hour after the closing of the Shopping Center and replace promptly all light bulbs and tubes when no longer serviceable. Lessee will not, without the written consent of Lessor, place or maintain any merchandise or other articles outside of the Premises; use or permit the use of any loudspeakers, phonographs, public address systems, flashing, moving and/or rotating lights, sound amplifiers, radio or broadcasts within the Premises which are in any manner audible or visible outside the Premises; cause or permit odors to emanate or be dispelled from the Premises; solicit business or distribute advertising material within the Shopping Center except within the Premises; or permit the parking of delivery vehicles so as to unreasonably interfere with the use of any driveway, walk, parking area, mall or other portion of the Common Area in the Shopping Center. Except as otherwise provided in this Article, the Premises shall at all times be kept in good order, condition and repair, reasonable wear and tear excepted, of equal quality with the original work by Lessor and Lessee at Lessee's own cost and expense and in accordance with all laws, directions, rules and regulations of regulatory bodies or officials having jurisdiction in that regard. If Lessee refuses or neglects to commence repairs within ten (10) days after receipt of written demand, or if Lessee fails to complete such repairs within a reasonable time thereafter, Lessor may make the repairs without liability to Lessee for any loss or damage that may accrue to Lessee's stock or business by reason thereof, and if Lessor makes such repair, Lessee shall pay to Lessor the costs thereof with interest at the Interest Rate from the date of completion of such repairs and delivery of an invoice therefor until repayment.

     B. Subject to including the costs thereof in Common Area expenses pursuant to Article VI hereof, Lessor shall keep or cause to be kept the foundations, the four outer walls, roof, downspouts and gutters of the building of which the Premises are a part and, to the extent Lessee or other tenants are not obligated to maintain the same, all utility systems, lines, conduits and appurtenances thereto located within the Shopping Center Tract in good repair, ordinary wear and tear excepted, said costs to be Common Area expenses; provided however, if the need for such repair is attributable to or result from the business activity being conducted within the Premises, then, in such case, Lessee agrees to reimburse Lessor for the reasonable costs and expenses incurred by Lessor with respect to such repair. Subject to the foregoing, it is agreed and understood that Lessee shall only be responsible for keeping in good repair the utility systems, lines, conduits and appurtenances thereto located within the Premises and solely and exclusively serving the Premises. Lessor shall commence repairs it is required to do hereunder as soon as reasonably practicable after receiving written notice from Lessee of the necessity of such repairs, but in no event shall Lessor be required to make any other repairs, subject to the provisions of Article XV and XVI herein and Lessor shall have no liability for any damage or injury arising out of any condition or occurrence causing a need for such repairs.

     C. Lessee shall not, without Lessor's prior written consent (i) make any changes to or paint the store front; or (ii) install any exterior lighting, decorations, banners or temporary or portable signs; or (iii) affix signs, advertisements, banners, or other material to the outside of store windows nor to the exterior of any doors, nor to any exterior columns or storefront walls. All signage must be tastefully and professionally done and the use of handscribed signs of any kind is expressly prohibited. Lessor reserves the right to remove unauthorized signage.

     Lessee agrees to have erected and/or installed and fully operative on or before the Commencement Date all signs in accordance with the Signage Guidelines for Chandler Pavilions II. Lessee, upon vacation of the Premises, or the removal or alteration of its sign for any reason, shall be responsible for the repair, painting and/or replacement of the building fascia surface where signs are attached. Any signs or letterings placed on storefronts and pylon signs shall be paid for by Lessee. If, as a result of a renovation of the Shopping Center by Lessor, Lessor requests that Lessee's exterior storefront sign be removed, all storage costs, reinstallation costs, and costs for fabrication of a different sign of comparable dimensions, type and character, if required, shall be at the sole cost and expense of Lessor and will be done by Lessor and Lessor shall fabricate such different sign based upon Lessee's plans and specifications complying with Lessor's sign criteria.

     D. Lessee will repair promptly, at its expense, any damage to the Premises or any other improvements within the Shopping Center Tract (i) caused by Lessee or anyone claiming by or through Lessee or (ii) caused by the installation or removal of Lessee's property, regardless of fault or by whom such damage shall be caused, unless caused by Lessor, its agents, contractors, servants, employees or licensees; if Lessee shall fail to make such repairs as aforesaid, Lessor may make the same (provided Lessor has given Lessee notice of its intent to make such repairs and Lessee has not commenced such repairs within ten
(10) days following receipt of said notice) and Lessee agrees to pay the cost thereof to Lessor together with interest at the Interest Rate from the date of commencement of said repairs until repayment.

     E. Lessor shall have the exclusive right to use all or any part of the roof of the Premises for any purpose; to erect additional stories or other structures over all or any part of the Premises; to erect temporary scaffolds and other aids to construction on the exterior of the Premises, provided that access to the Premises shall not be denied; and to install, maintain, use, repair and replace within the Premises pipes, ducts, conduits, wires and all other mechanical equipment serving other parts of the Shopping Center Tract. Lessor may make any use it desires of the side or rear walls of the Premises, provided that such use shall not encroach on the interior of the Premises.

ARTICLE XII.   INSURANCE:  Lessor shall keep the Shopping  Center
Tract insured for the benefit of Lessor in an amount equivalent to the full replacement value thereof (excluding foundation, grading and excavation costs) against:

          (a)  Loss or damage by fire; and

          (b)   such  other  risk  or  risks  of  a  similar   or
dissimilar  nature  as  are  now,  or  may  in  the  future   be,
customarily covered with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Shopping Center Tract, including, but without limiting the generality of the foregoing, windstorms, hail, explosion, vandalism, malicious mischief, civil commotion and such other coverage as may be deemed necessary by Lessor, provided such additional coverage is obtainable and provided such additional coverage is such as is customarily carried with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Shopping Center.

     These insurance provisions shall in no way limit or modify any of the obligations of Lessee under any provision of this Lease. Lessor agrees that such policy or policies of insurance shall contain a waiver of subrogation clause as to Lessee, and, to the extent of insurance proceeds received therefor, Lessor waives, releases and discharges Lessee from all claims or demands whatsoever which Lessor may have or acquire arising out of damage to or destruction of the Shopping Center Tract or Lessor's business therein occasioned by fire or other cause, which such claim or demand may arise because of the negligence or fault of Lessee and its agents, contractors, servants, employees, licensees, customers, business invitees or otherwise, and Lessor agrees to look to the insurance coverage only in the event of such loss. Notwithstanding the foregoing, Lessee shall be obligated to pay the rental called for hereunder in the event of damage to or destruction of the Premises or the Shopping Center Tract if such damage or destruction is occasioned by the negligence or fault of Lessee or its agents or employees. Insurance premiums paid thereon shall be a portion of the Common Area expenses described in Article VI hereof.

     Lessee shall keep all of its machinery, equipment, furniture, fixtures, personal property (including also property under the care, custody, or control of Lessee) and business interests which may be located in, upon or about the Premises insured for the benefit of Lessee in an amount equivalent to the full replacement value or insurable value thereof against:

          (a)  loss or damage by fire; and

          (b)   such  other  risk  or  risks  of  a  similar   or
dissimilar nature as are now, or may in the future be, customarily covered with respect to a tenant's machinery, equipment, furniture, fixtures, personal property and business located in a building similar in connection, general location, use, occupancy and design to the Shopping Center Tract, including, but without limiting the generality of the foregoing, windstorms, hail, explosions, vandalism, theft, malicious mischief, civil commotion and such other coverage as Lessee may deem appropriate or necessary.

     Lessee agrees that such policy or policies of insurance shall contain a waiver of subrogation clause as to Lessor, and Lessee waives, releases and discharges Lessor from all claims or demands whatsoever which Lessee may have or acquire arising out of damage to or destruction of the machinery, equipment, furniture, fixtures, personal property and business of Lessee occasioned by fire or other cause, whether such claim or demand may arise because of the negligence or fault of Lessor and its agents, contractors, servants, employees, licensees or otherwise, and Lessee agrees to look to the insurance coverage only in the event of such loss.

     Lessor shall, as a portion of the Common Area expenses described in Article VI, maintain, for its benefit and the benefit of its managing agent, general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Shopping Center Tract, such insurance to afford protection to Lessor and its managing agent.

     Lessee shall, at Lessee's sole cost and expense but for the mutual benefit of Lessor, its managing agent and Lessee, maintain general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises (including so-called "Dram Shop" or liquor liability coverage if the Premises are permitted to be used for serving or dispensing alcoholic beverages; provided, however, nothing herein contained shall be deemed as permitting such use without the consent of Lessor, in its sole and absolute discretion), such insurance to afford protection to Lessor, its managing agent and Lessee to the limit of not less than One Million and No/100 Dollars ($1,000,000.00) in respect to the injury or death to a single person, and to the limit of not less than Three Million and No/100 Dollars ($3,000,000.00) in respect to any one accident. Such policies of insurance shall be written in companies reasonably acceptable to Lessor, naming Lessor and its managing agent as additional insureds thereunder, and such policies, or a memorandum or certificate of such insurance, shall be delivered to Lessor endorsed "Premium Paid" by the company or agency issuing the same or accompanied by other evidence satisfactory to Lessor that the premium has been paid. At such time as insurance limits required of tenants in shopping centers comparable to the Shopping Center in the area in which the Shopping Center is located are generally increased to greater amounts, Lessor shall have the right to reasonably require such greater limits as may then be customary. Lessee agrees to include in such policy the contractual liability coverage insuring Lessee's indemnification obligations provided for herein. Any such coverage shall be deemed primary to any liability coverage secured by Lessor. Such insurance shall also afford coverage for all claims based upon acts, omissions, injury or damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period.

     Lessee agrees to indemnify and save Lessor and its managing agent harmless against and from any and all claims by or on behalf of any persons, firms or corporations arising from any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed pursuant to the terms of this Lease, or arising from any act or negligence on the part of Lessee or its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage to the extent caused by Lessee or its agents, contractors, servants, employees and licensees, to any person, firm or corporation occurring during the Term of this Lease or any renewal thereof, in or about the Premises and Shopping Center Tract, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor or its managing agent by reason of any such claim, Lessee, upon notice from Lessor, covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Lessor.

     Lessee agrees, to the extent not expressly prohibited by law, that Lessor and its agents, contractors, servants, employees and licensees shall not be liable, and Lessee waives all claims, for damage to property and business sustained during the Term of this Lease by Lessee occurring in or about the Shopping Center, resulting directly or indirectly from any existing or future condition, defect, matter or thing in the Premises, the Shopping Center or any part thereof, or from equipment or appurtenances becoming out of repair, or from accident, or from any occurrence or act or omission of Lessor or its agents, employees or servants or any tenant or occupant of the Building or any other person. This paragraph shall apply especially, but not exclusively, to damage caused as aforesaid or by the flooding of basements or other subsurface areas, or by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally, whether any such damage results from the act or omission of other tenants or occupants in the Shopping Center or any other persons, and whether such damage be caused by or result from any of the aforesaid, or shall be caused by or result from other circumstances of a similar or dissimilar nature.

     Anything herein to the contrary notwithstanding, in the event any damage to the Shopping Center Tract results from any act or omission of Lessee or its agents, contractors, servants, employees, business invitees, customers or licensees, and all or any portion of Lessor's loss is "deductible", Lessee shall pay to Lessor the amount of such deductible loss (not to exceed $2,500 per event). All property in the Shopping Center or on the Premises belonging to Lessee or its agents, contractors, servants, employees, licensees, customers or business invitees or otherwise located at the Premises shall be at the risk of Lessee only, and Lessor shall not be liable for damage thereto or theft, misappropriation or loss thereof, and Lessee agrees to defend and hold Lessor and its agents, contractors, servants, employees and licensees harmless from and indemnify them against claims and liability for injuries to such property.

     Anything herein to the contrary notwithstanding, Lessee shall not be precluded from taking out insurance of the kind and in the amount provided for in this Article under a blanket insurance policy or policies (certificates thereof reasonably satisfactory to Lessor shall be delivered to Lessor) which may cover other properties owned or operated by Lessee as well as the Premises; provided, however, that such policies of blanket insurance shall, as respects the Premises, contain the various provisions required of such an insurance policy by the foregoing provisions of this Article and shall contain an agreed amount specifically allowing coverage to the Premises.

     In the event Lessee fails to provide Lessor with evidence of insurance required under this Article, Lessor may, but shall not be obligated to, without further demand upon Lessee, and without waiving or releasing Lessee from any obligation contained in this Lease, obtain such insurance and Lessee agrees to repay, upon demand, all such sums incurred by Lessor in effecting such insurance. All such sums shall become a part of the Additional Rent payable hereunder, but no such payment by Lessor shall relieve Lessee from any default under this Lease.

ARTICLE XIII. ALTERATIONS AND IMPROVEMENTS: Lessee shall not make any modifications, improvements, alterations, additions or installations in or to the Premises (hereinafter referred to in this paragraph as the "work") without Lessor's prior written consent, which consent may be withheld in Lessor's sole and absolute discretion. Along with any request for Lessor's consent and before commencement of any work or delivery of any materials to be used in any work to the Premises or into the Shopping Center, Lessee shall furnish Lessor with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and Licenses, an indemnification in such form and amount as may be reasonably satisfactory to Lessor, and a performance bond executed by a commercial surety reasonably satisfactory to Lessor in an amount equal to the cost of the work and for the payment of all liens for labor and material arising therefrom. Lessee agrees to defend and hold Lessor harmless from any and all claims and liabilities of any kind and description which may arise out of or be connected in any way with said modifications, improvements, alterations, additions or installations. All such work shall be done only by contractors or mechanics reasonably approved by Lessor and at such time and in such manner as Lessor may from time to time reasonably designate. Lessee shall pay the cost of all such modifications, improvements, alterations, additions or installations, and also the cost of painting, restoring or repairing the Premises and the Shopping Center occasioned by such modifications, improvements, alterations, additions or installations. Upon completion of the work, Lessee shall furnish Lessor with contractor's affidavits and full and final waivers of liens. All such work shall comply with all insurance requirements and all laws, ordinances, rules and regulations of all governmental authorities including without limitation the Act (as herein defined) and shall be constructed in a good and workmanlike manner. Lessee shall permit Lessor to inspect construction operations in connection with any such work. Lessee or Lessee's contractor shall perform all work in such manner as to avoid materially interfering with Lessor's operation of the Shopping Center Tract and to avoid any labor dispute or stoppage or impairment of other construction activities at the Shopping Center. In the event that any such stoppage or impairment of work occurs or any such labor dispute or potential dispute arises, then Lessee shall undertake such action necessary to eliminate such stoppage, improvement or dispute, including, without limitation: (a) removing all disputants from the job site until such time as the dispute no longer exists, (b) seeking a temporary restraining order or other injunctive relief with regard to illegal union activities or breach of contract between Lessee and Lessee's contractors, or (c) filing such unfair labor practice charges as may be appropriate. Notwithstanding anything to the contrary contained herein, Lessee shall be permitted to perform work not affecting the structural, electrical or mechanical systems of the Premises or the Shopping Center which does not in the aggregate cost more than $5,000.00 in any twelve
(12) month period (but subject to all the other terms of this Article other than (i) the requirements set forth in the second sentence of this Article and (ii) furnishing Lessor with contractors' affidavits and lien waivers if requested by Lessor), provided Lessee notifies Lessor at least ten (10) days prior to the commencement of such work and delivers to Lessor a copy of the plans for such work, if Lessee has arranged to have plans prepared therefor.

     Lessee shall keep the Premises and the Shopping Center Tract free from any liens arising out of any work performed, material furnished or obligations incurred by Lessee, and Lessee shall indemnify, protect, defend and hold harmless Lessor from any liens and encumbrances arising out of any work performed or material furnished by or at the direction of Lessee. In the event that Lessee shall not, within ten (10) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Lessor shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of and/or defense against the claim giving rise to such lien. All such sums paid by Lessor and all expenses incurred by it in connection therewith, including attorneys' fees and costs, shall be payable as Additional Rent to Lessor by Lessee on demand with interest at the rate provided in Article X accruing from the date paid or incurred by Lessor until reimbursed to Lessor by Lessee.

ARTICLE XIV. ASSIGNMENT AND SUBLETTING: Lessee shall not, without the prior written consent of Lessor, which consent shall not be unreasonably withheld, (i) transfer, pledge, mortgage or assign this Lease or any interest hereunder; (ii) permit any assignment of this Lease by voluntary act, operation of law or otherwise; (iii) sublet the Premises or any part thereof; or (iv) permit the use of the Premises by any parties other than Lessee or its employees. Lessee shall seek such written consent of Lessor by a written request therefor, setting forth such information as Lessor may deem necessary. Lessee shall, by notice in writing, advise Lessor of its desire from, on and after a stated date (which shall not be less than thirty (30) days after date of Lessee's notice) to assign this Lease or to sublet any part or all of the Premises for the balance or any part of the Term. Lessee's notice shall include the identity of the proposed assignee or sublessee and a true and correct copy of the proposed assignment or sublease shall be delivered to Lessor with Lessee's notice. In such event, Lessor shall have the right, to be exercised by giving written notice to Lessee within thirty
(30) days after receipt of Lessee's notice, to recapture the space described in Lessee's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated by Lessor in its notice of recapture, which date shall in no event be earlier than or more than thirty (30) days later than the date stated in Lessee's notice. If Lessee's notice shall cover all of the Premises and Lessor shall have exercised its foregoing recapture right, the Term of this Lease shall expire and end on the date stated in Lessor's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this Lease be canceled with respect to less than the entire Premises, the Annual Minimum Rent, Percentage Rent Breakpoint and Additional Rent shall be equitably adjusted by Lessor with due consideration of the size of the portion of the Premises so remaining after the "recapture" and such rent shall be reduced accordingly from and after the termination date for said portion, and this Lease, as so amended, shall continue thereafter in full force and effect. The adjustments provided for herein shall be evidenced by an amendment to Lease executed by Lessor and Lessee. If this Lease shall be terminated in the manner aforesaid, either as to the entire Premises or only a portion thereof, to such extent that the Term of this Lease shall end upon the appropriate effective date of such recapture by Lessor as if that date had been originally fixed in this Lease for such expiration, and in the event of a termination affecting less than the entire Premises, Lessee shall comply with Article XVII of this Lease with respect to such portion of the Premises affected thereby.

     In the event of any termination pursuant to this Article, Lessee shall, at its sole cost and expense, discharge in full any outstanding commission obligation on the part of Lessor with respect to that part of this Lease so terminated, whether or not the subject portion of the Premises is "recaptured" pursuant thereto and rented by Lessor to the proposed tenant or any other tenant.

     If Lessor, upon receiving Lessee's notice with respect to any such space, shall not exercise its right to recapture as aforesaid, Lessee may undertake to negotiate such a sublease or assignment, provided that before entering into any agreement to assign this Lease or sublet any part or all of the Premises for the balance of the term, Lessee shall obtain the prior written consent of Lessor and Lessee shall notify Lessor in writing of its intent to so assign or sublease which notice shall state all the terms of the proposed sublease or assignment, the consideration therefor, the name and address of the proposed assignee or sublessee, and shall include a true and correct copy of the proposed assignment or sublease. Notwithstanding the foregoing, in the event Lessor consents to any such assignment or subletting, as a condition thereto, Lessee shall pay to Lessor ninety percent (90%) of all profit (other than profit from the sale of the business) derived by Lessee from such assignment or subletting. For purposes of the foregoing, profit shall be deemed to include, but shall not be limited to, the amount of all rent payable by such assignee or sublessee in excess of the Annual Minimum Rent payable by Lessee under this Lease. If a part of the consideration for such assignment or subletting shall be payable other than in cash, the payment to Lessor shall be in cash for its share of any non-cash consideration based upon the fair market value thereof.

     Lessee shall, and hereby agrees that it will, furnish to Lessor, upon request from Lessor, a complete statement, certified by an independent certified public accountant, setting forth in detail the computation of all profit derived and to be derived from such assignment or subletting, such computation to be made in accordance with generally accepted accounting principles. Lessee shall, and hereby agrees that it will, keep in the Premises, or in another location in the metropolitan area in which the Shopping Center is located, the books, records and papers of Lessee relating to any such assignment or subletting, and Lessee further agrees that Lessor or its authorized representatives shall be given access at all reasonable times to such books, records and papers at said location, and Lessor shall have the right to make copies thereof. The percentage of Lessee's profit due Lessor hereunder shall be paid to Lessor within five (5) days of receipt by Lessee of all payments made from time to time by such assignee or sublessee to Lessee.

     In determining whether or not to grant its consent to the Lessee's sublet or assignment request, Lessor may consider any reasonable factor. Lessor and Lessee agree that failure to satisfy any one of the following factors, or any other reasonable factor, will be reasonable grounds for denying Lessee's request:

          (a) financial strength of the proposed subtenant/assignee, as evidenced by audited financial statements certified by an independent public accountant, must be at least equal to that of the existing Lessee as of the date hereof and as of the date of assignment;

          (b)     business    reputation    of    the    proposed
subtenant/assignee must be satisfactory to Lessor;

          (c) use of the Premises by the proposed subtenant/assignee (i) will not violate or create any potential violation of any laws and will be for only the Permitted Use;
(ii) will not violate any other agreements affecting the Premises, Lessor or other tenants at the Shopping Center including but not limited to exclusive agreements entered into between Lessor and other tenants or owners at the Shopping Center and the CC&Rs; (iii) will complement Lessor's tenant mix at the Shopping Center; and (iv) will not constitute a nuisance or would disturb or endanger other tenants of the Shopping Center or interfere with their use of their respective premises, or which would tend to injure the reputation of the Shopping Center;

          (d)      percentage    rents    of     the     proposed
subtenant/assignee, or the prospect of percentage rents, must be at least equal to those as the existing Lessee; and

          (e) managerial and operational skills of the proposed subtenant/assignee must be at least equal to those of the existing Lessee.

     Lessee agrees that its personal business skills and philosophy were an important inducement to Lessor for entering into this Lease and that Lessor may reasonably object to the transfer of the Premises to another tenant whose proposed use, while permitted by this Lease, would involve a different quality, manner or type of business skill than that of Lessee.

     For purposes of the foregoing, any change in the partners of Lessee, if Lessee is a partnership, or, if Lessee is a corporation, any transfer of any or all of the shares of stock of Lessee by sale, assignment, operation of law or otherwise resulting in a change in the present control of such corporation by the person or persons owning a majority of such shares as of the date of this Lease, shall be deemed to be an assignment within the meaning of this Article; provided, however, in the event Lessee is a corporation whose stock is traded on a nationally recognized stock exchange, such public trading shall not constitute an assignment within the meaning of this Article.

     Any subletting or assignment hereunder shall not release or discharge Lessee of or from any liability, whether past, present or future, under this Lease, and Lessee shall continue fully liable thereunder. The sublessee or assignee shall agree in a form satisfactory to Lessor to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet or assigned, and Lessee shall deliver to Lessor promptly after execution an executed copy of each such sublease or assignment and an agreement of compliance by each such sublessee or assignee. Consent by Lessor to any assignment of this Lease or to any subletting of the Premises shall not be a waiver of Lessor's rights under this Article as to any subsequent assignment or subletting.

     Notwithstanding anything to the contrary in this Lease, Lessee shall not assign its rights under this Lease or sublet all or any part of the Premises to a person, firm or corporation which is (or, immediately prior to such subletting or assignment, was) a tenant or occupant of the Shopping Center.

     Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Article shall be of no effect and void. Lessor's right to assign its interest in this Lease shall remain unqualified. Lessor may make a reasonable charge to Lessee for any reasonable attorneys' fees or expenses incident to a review of any documentation related to any proposed assignment or subletting by Lessee.

ARTICLE XV. DAMAGE BY FIRE OR OTHER CASUALTY: If fire or other casualty insurable under a standard fire and extended risk policy of insurance as issued in the State of Arizona from time to time shall render the whole or any material portion of the Premises untenantable, and if the Premises can reasonably be expected to be repairable within one hundred eighty (180) days from the date of such event, then Lessor shall repair and restore the Premises and the Shopping Center Tract to as near their condition prior to the fire or other casualty as is reasonably possible within such one hundred eighty (180) day period (subject to delays for causes beyond Lessor's reasonable control) and notify Lessee that it will be doing so, such notice to be mailed within ninety (90) days from the date of such damage or destruction, and this Lease shall remain in full force and effect, but the Annual Minimum Rent and other charges for the period during which the Premises are untenantable shall be abated pro rata (based upon the portion of the Premises which is untenantable).

     If fire or other casualty insurable under a standard fire and extended policy issued from time to time in the State of Arizona shall render the whole or any material part of the Premises untenantable and the Premises cannot reasonably be expected to be repairable within one hundred eighty (180) days from the date of such event, or if an uninsurable casualty shall render the whole or any portion of the Premises untenantable, then Lessor, by notice in writing to Lessee mailed within ninety
(90) days from the date of such damage or destruction may terminate this Lease effective upon a date within thirty (30) days from the date of such notice.

     In the event that more than fifty percent (50%) of the value of the Shopping Center Tract is damaged or destroyed by fire or other casualty, and irrespective of whether such damage or destruction can be repaired within one hundred eighty (180) days thereafter, then at Lessor's option, by written notice to Lessee mailed within ninety (90) days from the date of such damage or destruction, Lessor may terminate this Lease effective upon a date within ninety (90) days from the date of such notice to Lessee.

     If fire or other casualty, whether or not insurable under a standard fire and extended risk policy, shall render the whole or any material part of the Premises untenantable and the Premises cannot reasonably be expected to be repairable within one hundred eighty (180) days from the date of such event and Lessor does not terminate this Lease pursuant to its rights herein, or in the event that more than fifty percent (50%) of the value of the Shopping Center Tract is damaged or destroyed by fire or other casualty and Lessor does not terminate this Lease pursuant to its option granted herein, or in the event that fifty percent (50%) or less of the value of the Shopping Center Tract is damaged or destroyed by fire or other casualty and neither the whole nor any material portion of the Premises is rendered untenantable, then Lessor shall repair and restore the Premises and the Shopping
Center Tract to as near their condition prior to the fire or other casualty as is reasonably possible within that time period reasonably necessary for such repair and restoration (subject to delays for causes of the type described in Article XXIII.V) and the Annual Minimum Rent and other charges for the period during which the Premises are untenantable shall be abated pro rata (based upon the portion of the Premises which is untenantable). In no event shall Lessor be obligated to repair or restore any special equipment or improvements installed by Lessee. Lessor's obligation to rebuild and repair under this Article shall in all events be limited to the extent of the insurance proceeds available to Lessor for such restoration, and Lessee agrees that promptly after completion of such work by Lessor, it will proceed with reasonable diligence and at its sole cost and expense to rebuild, repair and/or replace its signs, fixtures and equipment.

     In the event of a termination of this Lease pursuant to this Article, Rent and other charges shall be apportioned on a per diem basis and paid to the date of such termination.

     Notwithstanding anything to the contrary herein contained, in the event the Premises shall be damaged or destroyed by fire or otherwise in excess of thirty percent (30%) of the full replacement cost of the Premises, during the last year of the Term, either party shall have the option to terminate this Lease as of the date of such damage or destruction by giving written notice to the other party within ninety (90) days following the date of such damage or destruction.

ARTICLE XVI. EMINENT DOMAIN: If the whole of or any substantial part of the Premises is taken by any public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render the remaining portion of the Premises unsuitable for the purposes intended hereunder, then the Term shall cease as of the day possession shall be taken by such public authority and Lessor shall make a pro rata refund of any prepaid rent. All damages awarded for such taking under the power of eminent domain or any like proceedings shall belong to and be the property of Lessor, Lessee hereby assigning to Lessor its interest, if any, in said award. In the event that twenty-five percent (25%) or more of the building area of the Shopping Center Tract or twenty-five percent (25%) or more of the value of the Shopping Center Tract or twenty-five percent (25%) of the Common Area is taken by public authority under the power of eminent domain, then, at Lessor's option, by written notice to Lessee, mailed within sixty (60) days from the date possession shall be taken by such public authority, Lessor may terminate this Lease effective upon a date within ninety (90) days from the date of such notice to Lessee. Any notice of termination shall specify the date no more than sixty (60) days after the giving of such notice as the date for such termination. Further, if the whole of or any material part of the Premises is taken by public authority or quasi-public use, so as to render the remaining portion of the Premises unsuitable for the purposes intended hereunder, upon delivery of possession to the condemning authority pursuant to the proceedings, Lessee may, at its option, terminate this Lease as to the remainder of the Premises by written notice to Lessor, such notice to be given to Lessor within thirty (30) days after Lessee receives notice of the taking. Lessee shall not have the right to terminate this Lease pursuant to the preceding sentence unless (i) the business of Lessee conducted in the portion of the Premises taken cannot be carried on with substantially the same utility and efficiency in the remainder of the Premises (or any substitute space securable by Lessee pursuant to clause (ii) hereof); and (ii) Lessee cannot secure substantially similar alternate space upon the same terms and conditions as set forth in this Lease (including rental) from Lessor in the Shopping Center Tract. Any notice of termination shall specify the date no more than sixty (60) days after the giving of such notice as the date for such termination.

     Anything in this Article to the contrary notwithstanding, Lessee shall have the right to prove in any condemnation proceedings and to receive any separate award which may be made for damages to or condemnation of Lessee's movable trade fixtures and equipment and for moving expenses; provided, however, Lessee shall in no event have any right to receive any award for its interest in this Lease or for loss of leasehold. Anything in this Article to the contrary notwithstanding, in the event of a partial condemnation of the Shopping Center Tract or the Premises and this Lease is not terminated, Lessor shall, at its sole cost and expense, restore the Premises and Shopping Center Tract to a complete architectural unit (but Lessor shall not be required to restore or improve the Premises with improvements in excess of the Leasehold Improvements (as herein defined)), and the Annual Minimum Rent and all other charges provided for herein during the period from and after the date of delivery of possession pursuant to such proceedings to the termination of this Lease shall be reduced based upon the portion of the Premises remaining following such condemnation. Notwithstanding the foregoing provisions of this Article, Lessor may terminate this Lease with no further liability to Lessee whatsoever in the event that following any taking of any part of the Shopping Center Tract by condemnation or right of eminent domain, or any conveyance in lieu thereof, any party holding a mortgage, trust deed or similar lien on Lessor's interest in the Shopping Center Tract elects to require the application of an award or payment for the taking or conveyance in lieu thereof to reduce the indebtedness secured by such mortgage, trust deed or similar lien. Lessor's obligation to rebuild, repair or restore under this Article shall in all events be limited to the extent of the net condemnation proceeds available to Lessor therefor.

ARTICLE XVII. SURRENDER OF PREMISES: On the last day of the Term of this Lease, or on the sooner termination thereof, Lessee shall peaceably surrender the Premises in good condition and repair, ordinary wear and tear excepted, consistent with Lessee's duty to make repairs as herein provided. Prior to the last day of the Term or the date of sooner termination thereof, Lessee and Lessor shall arrange for a joint inspection of the Premises. On or before the last day of the Term of this Lease, or the date of sooner termination thereof, Lessee shall, at its sole cost and expense, remove all of its merchandise and trade fixtures and equipment from the Premises, and all property not removed shall be deemed abandoned. In such event, Lessee hereby appoints Lessor its agent to remove all property of Lessee from the Premises upon termination of this Lease and to cause its transportation and storage for Lessee's benefit, all at the sole cost and risk of Lessee, and Lessor shall not be liable for damage, theft, misappropriation or loss thereof, nor shall Lessor be liable in any manner in respect thereto. Lessee shall pay all costs and expenses of such removal, transportation and storage. Lessee shall leave the Premises in good order, condition and repair, reasonable wear and tear and damage from fire and other casualty not caused by Lessee excepted. Lessee shall reimburse Lessor upon demand for any expenses incurred by Lessor with respect to removal, transportation or storage of abandoned property and with respect to restoring said Premises to good order, condition and repair. All modifications, improvements, alterations, additions and fixtures, other than Lessee's trade fixtures and equipment, which have been made or installed by either Lessor or Lessee upon the Premises shall remain the property of Lessor and shall be surrendered with the Premises as a part thereof. If the Premises shall not be surrendered promptly at the end of the Term or sooner termination thereof, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, claims made by any succeeding tenants founded on such delay and any attorneys' fees resulting therefrom. Lessee shall promptly surrender all keys for the Premises to Lessor at the place then fixed for the payment of rent and shall inform Lessor of combinations on any vaults, locks and safes left on the Premises.

     In the event Lessee remains in possession of the Premises after expiration of this Lease and without the execution of a new lease, but with Lessor's written consent, Lessee shall be deemed to be occupying the Premises as a tenant from month-to-month, subject to all the provisions, conditions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that the Annual Minimum Rent, Percentage Rent and Additional Rent shall be escalated to the greater of (i) one hundred fifty percent (150%) of the Annual Minimum Rent, Percentage Rent and Additional Rent payable by Lessee immediately prior to the expiration of this Lease, or (ii) Lessor's then current rent for the Premises according to Lessor's then current rental rate schedule for prospective tenants. In the event Lessee remains in possession of the Premises after expiration of this Lease and without the execution of a new Lease and without Lessor's written consent, Lessee shall be deemed to be occupying the Premises without claim of right, and Lessee shall pay Lessor for all costs arising out of loss or liability resulting from delay by Lessee in so surrendering the Premises as above provided and shall pay a charge for each day of occupancy in an amount equal the greater of (i) double the Annual Minimum Rent, Percentage Rent and Additional Rent (on a daily basis) then currently being charged by Lessor on new leases in the Shopping Center for space similar to the Premises or (ii) double the Annual Minimum Rent, Percentage Rent and Additional Rent (on a daily basis) payable by Lessee under this Lease immediately prior to the expiration of this Lease.

ARTICLE XVIII. DEFAULT OF LESSEE: The occurrence of any one or more of the following events (in this Article sometimes called
"Event of Default") shall constitute a default and breach of this Lease by Lessee:

     A. If Lessee fails to pay any Annual Minimum Rent, Percentage Rent or Additional Rent payable under this Lease or fails to pay any obligation required to be paid by Lessee when and as the same shall become due and payable, and such default continues for a period of ten (10) days after written notice thereof given by Lessor to Lessee.

     B. If Lessee fails to perform any of Lessee's nonmonetary obligations under this Lease for a period of thirty (30) days after written notice from Lessor; provided that if more time is required to complete such performance, Lessee shall not be in default if Lessee commences such performance within the thirty-day period and thereafter diligently pursues its completion.
However, Lessor shall not be required to give such notice if Lessee's failure to perform constitutes a non-curable breach of this Lease. The notice required by this subsection is intended to satisfy any and all notice requirements imposed by law on Lessor and is not in addition to any such requirement.

     C. If Lessee, by operation of law or otherwise, violates the provisions of Article XIV hereof relating to assignment, sublease, mortgage or other transfer of Lessee's interest in this Lease or in the Premises or in the income arising therefrom, and such default continues for a period of thirty (30) days after written notice thereof by Lessor to Lessee.

     D. Lessee, by operation of law or otherwise, violates the provisions of Article XXII relating to compliance with environmental laws, and such default continues for a period of thirty (30) days after written notice thereof by Lessor to Lessee.

     E. If (i) Lessee makes a general assignment or general arrangement for the benefit of creditors; (ii) a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Lessee and is not dismissed within thirty
(30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease and possession is not restored to Lessee within thirty (30) days; or (iv) if substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease is subjected to attachment, execution or other judicial or non-judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subsection does not constitute an Event of Default and a trustee is appointed to take possession (or if Lessee remains a debtor in possession) and such trustee or Lessee transfers Lessee's interest hereunder, then Lessor shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Lessee hereunder. As used in this subsection, the term "Lessee" shall also mean any guarantor of Lessee's obligations under this Lease. If any such Event of Default shall occur, Lessor, at any time during the continuance of any such Event of Default, may give written notice to Lessee stating that this Lease shall expire and terminate on the date specified in such notice, and upon the date specified in such notice this Lease, and all rights of Lessee under this Lease, including all rights of renewal whether exercised or not, shall expire and terminate, or in the alternative or in addition to the foregoing remedy, Lessor may assert and have the benefit of any other remedy allowed herein, at law, or in equity.

     Upon the occurrence of an Event of Default by Lessee, and at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have, Lessor shall be entitled to the rights and remedies set forth below:

     A. Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall not terminate unless Lessor gives written notice to Lessee of its intention to terminate this Lease and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall have the immediate right to reenter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. In the event that Lessor shall elect to so terminate this Lease, then Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default, including:

          1.   The equivalent of the amount of the Annual Minimum
Rent, Percentage Rent and Additional Rent which would be payable under this Lease by Lessee if this Lease were still in effect, less

          2. The net proceeds of any reletting affected pursuant to the provisions of this Article hereof after deducting all of Lessor's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation of the Premises, or any portion thereof, for such reletting.

     Lessee shall pay such current damages in the amount determined in accordance with the terms of this Article as set forth in a written statement thereof from Lessor to Lessee (hereinafter called the "Deficiency"), to Lessor in monthly installments on the days on which the rent would have been payable under this Lease if this Lease were still in effect, and Lessor shall be entitled to recover from Lessee each monthly installment of the Deficiency as the same shall arise.

     B. At any time after an Event of Default, whether or not Lessor shall have collected any monthly Deficiency as set forth in this Article, Lessor shall be entitled to recover from Lessee, and Lessee shall pay to Lessor, on demand, as and for final damages for Lessee's default, an amount equal to the then present worth of the aggregate of the Annual Minimum Rent, Additional Rent, Percentage Rent and any other charges to be paid by Lessee hereunder for the unexpired portion of the term of this Lease (assuming this Lease had not been so terminated). In the computation of present worth, a discount at the rate of 6% per annum shall be employed. If the Premises, or any portion thereof, shall be relet by Lessor for the unexpired term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent received upon such reletting shall be offset against any monies claimed pursuant to this subsection. Nothing herein contained or contained in this Article shall limit or prejudice the right of Lessor to prove for and obtain, as damages, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

     C. Upon the occurrence of an Event of Default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to reenter the Premises to remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee. If Lessor shall elect to reenter the Premises, Lessor shall not be liable for damages by reason of such reentry.

     D. If Lessor does not elect to terminate this Lease as provided in this Article then Lessor may, from time to time, recover all rent as it becomes due under this Lease. At any time thereafter, Lessor may elect to terminate this Lease and to recover damages to which Lessor is entitled.

     E. In the event that Lessor should elect to terminate this Lease and to relet the Premises, it may execute any new lease in its own name. In the event that Lessor should not elect to terminate this Lease, it may re-let the premises to a substitute tenant. Lessee hereunder shall have no right or authority whatsoever to collect any rent from such substitute tenant. The proceeds of any such reletting shall be applied as follows:

          1. First, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor, including but not limited to storage charges or brokerage commissions owing from Lessee to Lessor as the result of such reletting;

          2. Second, to the payment of the costs and expenses of reletting the Premises, including alterations and repairs which Lessor, in its sole discretion, deems reasonably necessary and advisable and reasonable attorneys' fees incurred by Lessor in connection with the retaking of the Premises and such reletting;

          3. Third, to the payment of rent and other charges due and unpaid hereunder; and

          4. Fourth, to the payment of future rent and other damages payable by Lessee under this Lease.

     Lessor shall not be deemed to have terminated this Lease and the Lessee's right to possession of the leasehold or the liability of Lessee to pay rent thereafter to accrue or its liability for damages under any of the provisions hereof, unless Lessor shall have notified Lessee in writing that it has so elected to terminate this Lease. Lessee covenants that the retaking of possession by Lessor or the service by Lessor of any notice pursuant to the applicable unlawful detainer statutes of the state in which the Shopping Center is located and Lessee's surrender of possession pursuant to such notice shall not (unless Lessor elects to the contrary at the time of, or at any time subsequent to the service of, such notice, and such election be evidenced by a written notice to Lessee) be deemed to be a termination of this Lease or of Lessee's right to possession thereof.

     All rights, options and remedies of Lessor contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law whether or not stated in this Lease. In the event of a default by Lessee hereunder, Lessor shall exercise commercially reasonable efforts to mitigate its damages to the extent required by Arizona law. No waiver by Lessor of a breach of any of the terms, covenants or conditions of this Lease by Lessee shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition therein contained. No waiver of any default of Lessee hereunder shall be implied from any omission by Lessor to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect default other than as specified in said waiver. The consent or approval by Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent to or approval of any subsequent similar acts by Lessee.

     Lessee shall reimburse Lessor, upon demand, for any costs or expenses incurred by Lessor in connection with any breach or default of Lessee under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include, but not be limited to: legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered a reasonable sum as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action. Lessee shall also indemnify Lessor against and hold Lessor harmless from all costs, expenses, demands and liability incurred by Lessor if Lessor becomes or is made a party to any claim or action (a) instituted by Lessee, or by any third party against Lessee; (b) for foreclosure of any lien for labor or material furnished to or for Lessee or such other person; (c) otherwise arising out of or resulting from any act or transaction of Lessee or such other person; or (d) necessary to protect Lessor's interest under this Lease in a bankruptcy proceeding or other proceeding under Title 11 of the United States Code, as amended. Lessee shall defend Lessor against any such claim or action at Lessee's expense with counsel reasonably acceptable to Lessor or, at Lessor's election, Lessee shall reimburse Lessor for any legal fees or costs incurred by Lessor in any such claim or action.

     In addition, Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection with Lessee's request for Lessor's consent in connection with any act which Lessee proposed to do and which requires Lessor's consent.

     Lessee hereby waives all claims by Lessor's reentering and taking possession of the Premises or removing and storing the property of Lessee as permitted under this Lease and will save Lessor harmless from all losses, costs or damages occasioned Lessor thereby. No such reentry shall be considered or construed to be a forcible entry by Lessor.

ARTICLE XIX. SUBORDINATION: This Lease shall be subject and subordinate to any mortgage, deed of trust or ground lease now or hereafter placed upon the Premises or the Shopping Center Tract, or any portion thereof, by Lessor or its successors or assigns, and to amendments, replacements, renewals and extensions thereof. Lessee agrees at any time hereafter, upon demand, to execute and deliver any instruments, releases or other documents that may be reasonably required for the purpose of subjecting and subordinating this Lease, as above provided, to the lien of any such mortgage, deed of trust or ground lease. It is agreed, nevertheless, that as long as Lessee is not in default after expiration of any applicable grace or cure period, if any, in the payment of Annual Minimum Rent, Percentage Rent and Additional Rent, Lessee's share of Common Area costs and expenses and Taxes, and the payment of other charges to be paid by Lessee under this Lease, and the performance of all covenants, agreements and conditions to be performed by Lessee under this Lease, then neither Lessee's right to quiet enjoyment under this Lease, nor the right of Lessee to continue to occupy the Premises and to conduct its business thereon, in accordance with the terms of this Lease as against any lessor, lessee, mortgagee, or trustee shall be interfered with. This Lease shall be subject to all easements, restrictions and covenants presently existing or hereafter created upon the Shopping Center.

     The above subordination shall be effective without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. Notwithstanding anything hereinabove contained in this Article, in the event the holder of any mortgage, deed of trust or ground lease shall at any time elect to have this Lease constitute a prior and superior lien to its mortgage, deed of trust or ground lease, then, and in such event, upon any such holder or Lessor notifying Lessee to that effect in writing, this Lease shall be deemed prior and superior in lien to such mortgage, deed of trust or ground lease, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or ground lease, and Lessee shall execute such attornment agreement as may be reasonably requested by said holder.

     Lessee agrees, provided that the mortgagee, ground lessor, trust deed holder or other secured party under any mortgage, ground lease, deed of trust or other security instrument, shall have notified Lessee in writing (by the way of a notice of assignment of lease or otherwise) of its address, that Lessee shall give such mortgagee, ground lessor, trust deed holder or other secured party ("Mortgagee"), simultaneously with delivery of notice to Lessor, by registered or certified mail, a copy of any such notice of default served upon Lessor. Lessee further agrees that said Mortgagee shall have the right to cure any alleged default during the same period that Lessor has to cure said default.

ARTICLE XX. BANKRUPTCY OR INSOLVENCY: Lessee or Lessee's guarantor, if any, shall not cause or give cause for the appointment of a trustee or a receiver of the assets of Lessee or Lessee's guarantor, if any, and shall not make any assignment for the benefit of creditors, or be adjudicated insolvent. The allowance of any petition under any insolvency law except under the Bankruptcy Code or the appointment of a trustee or receiver of Lessee or Lessee's guarantor, if any, or of the assets of either of them, shall be conclusive evidence of the petition, unless the appointment of a trustee or receiver is vacated within thirty days after such an allowance or appointment. Lessor does, in addition, reserve any and all other remedies provided in this Lease or in the law.

     A. Upon the filing of a petition by or against Lessee under the Bankruptcy Code, Lessee, as debtor and as debtor in possession, and any trustee who may be appointed, agree as follows: (i) to perform each and every obligation of Lessee under this Lease, including, but not limited to, the manner of "operations" as provided in Article VII of this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; (ii) to pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the Premises an amount equal to all Annual Minimum Rent and other charges otherwise due pursuant to this Lease and to pay Percentage Rent monthly at the percentage set forth in this Lease on all sales during such month less Annual Minimum Rent actually paid in such month; payment of all such Percentage Rent to be made by the 10th of the succeeding month;
(iii) to reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days (or such shorter term as Lessor, in its sole discretion, may deem reasonable so long as notice of such period is given) of the filing of a petition under any other Chapter; (iv) to give Lessor at least forty-five (45) days prior written notice of any proceeding relating to any assumption of this Lease; (v) to give at least thirty (30) days prior written notice of any abandonment of the Premises; any such abandonment to be deemed a rejection of this Lease; (vi) to do all other things of benefit to Lessor otherwise required under the Bankruptcy Code; (vii) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and (viii) to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

     B. No default of this Lease by Lessee, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by Lessor.

     C. It is understood and agreed that this is a lease of real property in a shopping center as such a lease is described in Section 365(b)(3) of the Bankruptcy Code.

     D. Included within and in addition to any other conditions or obligations imposed upon Lessee or its successor in the event of assumption and/or assignment are the following: (i) the cure of any monetary defaults and the reimbursement of pecuniary loss within not more than thirty (30) days of assumption and/or assignment; (ii) the deposit of an additional sum equal to three
(3) months' rent to be held as security or such lesser additional security as a United States Bankruptcy Court may deem appropriate; (iii) the use of the Premises as set forth in
Article VII of this Lease with the quality, quantity and/or lines of merchandise of any goods or services required to be offered for sale unchanged; (iv) the reorganized debtor or assignee of such debtor in possession or Lessee's trustee demonstrates in writing that it has retailing experience in shopping centers of comparable size and financial ability to operate a retail establishment out of the Premises in the manner contemplated in this Lease and meets all other reasonable criteria of Lessor as did Lessee upon execution of this Lease; (v) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and (vi) the Premises, at all times, remains a single store and no physical changes of any kind may be made to the Premises unless in compliance with the applicable provisions of this Lease.

ARTICLE XXI. OTHER OPERATIONS: If, during the Term, Lessee or any person, firm or corporation which directly or indirectly controls or is controlled by Lessee shall directly or indirectly, either individually or as a partner or stockholder or otherwise, own, operate or become financially interested in any similar or competing business operating under the trade name used by Lessee hereunder within a radius of three (3) miles from the Shopping
Center, measured from the outside boundary of the Shopping Center, then Lessor shall have the option to increase the Annual Minimum Rent by an amount equal to the sum of Two Dollars ($2.00) times the number of square feet in the Premises.

     This Article XXI shall not apply to any such business of Lessee or such related party in operation within said radius on the date of this Lease.

ARTICLE XXII.  HAZARDOUS SUBSTANCES:

     A. For purposes of this Article, "Hazardous Substance" means any matter giving rise to liability under the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Sections 9601 et seq. (including the so-called "Superfund" amendments thereto), all Arizona environmental protection laws, any other applicable, federal, state or local statute, law, ordinance, rule or regulation governing or pertaining to any hazardous substances, hazardous wastes, chemicals or other materials, including without limitation asbestos, polychlorinated biphenyls, radon, petroleum and any derivative thereof ("ENVLAW") or any common law theory based on nuisance or strict liability.

     B. Lessee shall not allow Hazardous Substances to be located on the Premises or the Shopping Center and shall not conduct or authorize the use, generation, transportation, storage, treatment or disposal at the Premises or the Shopping Center of any Hazardous Substances other than the incidental use of certain Hazardous Substances required in the ordinary course of conducting the Permitted Use so long as such incidental use complies in all respects with all applicable laws, rules, statutes, ordinances and regulations.

     If, as a result of Lessee's use and occupancy of the Premises, the presence, release, threat or release, placement on or in the Premises or the Shopping Center, or the use, generation, transportation, storage, treatment, or disposal at the Premises or the Shopping Center of any Hazardous Substances:
(i) gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under RCRA, CERCLA, ENVLAW, or any common law theory based on nuisance or strict liability, (ii) causes a significant public health effect, or (iii) pollutes or threatens to pollute the environment, Lessee shall promptly take any and all remedial and removal action of other action necessary to clean up the Premises and/or the Shopping Center and mitigate exposure to liability arising from the Hazardous Substances, whether or not required by law.

     Lessee shall indemnify, defend and hold harmless Lessor from and against all damages, costs, losses, expenses (including, but not limited to, actual attorneys' fees and engineering fees) arising from or attributable to (i) the existence of any Hazardous Substances at the Premises and/or the Shopping Center as a result of Lessee's use and occupancy of the Premises, and
(ii) any breach by Lessee of any of its covenants contained in this Article. The covenants, representations and warranties of Lessee contained in this Article shall survive expiration or earlier termination of this Lease.

ARTICLE XXIII. MISCELLANEOUS:

     A. Lessee represents that Lessee has dealt directly only with Phoenix Commercial Advisors (Greg Laing, Zachary Pace, and Dan Gardiner) and Staubach Commercial (Chris Stamets) (the "Brokers"), as brokers, in connection with this Lease and that insofar as Lessee knows, no other broker negotiated or participated in negotiations of this Lease or submitted or showed the Premises or is entitled to any commission in connection therewith. Lessor and Lessee agree that no broker shall be entitled to any commission in connection with either the First Renewal Term or the Second Renewal Term, as such terms are hereinafter defined, or any expansion of the Premises. Lessee shall defend, indemnify and hold harmless Lessor from and against any and all claims of brokers, finders or any like third party claiming any right to commission or compensation by or through acts of Lessee in connection herewith other than the Brokers. Lessor shall be responsible for payment of the brokers' commission to the Brokers and shall defend, indemnify and hold harmless Lessee from and against any and all claims of brokers, finders or any like third party claiming any right to commission or compensation by or through acts of Lessor in connection herewith.

     B. Lessee agrees, from time to time, upon not Less than ten (10) days prior written request by Lessor, to deliver to
Lessor a statement in writing certifying (i) this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease as modified is in full force and effect and stating the modifications); (ii) the dates to which the rent and other charges have been paid; (iii) Lessor is not in default in any provision of this Lease or, if in default, the nature thereof specified in detail; (iv) the amount of monthly rental currently payable by Lessee; (v) the amount of any prepaid rent; and (vi) such other matters as may be reasonably requested by Lessor or any mortgagee or prospective purchaser of the Shopping Center Tract. Lessee agrees to give any mortgagees, ground lessors and/or trust deed holders, by registered or certified mail, a copy of any notice of default served upon Lessor simultaneously with the delivery of notice to Lessor, provided that prior to such notice Lessee has been notified, in writing of the address of such mortgagees, ground lessors and/or trust deed holders. Lessee further agrees that if Lessor shall have failed to cure said default within the time period prescribed in this Lease, then said mortgagees, ground lessors, and/or trust deed holders shall have an additional twenty (20) day period to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within said 20-day period such mortgagee, ground lessor and/or trust deed has commenced and is diligently pursuing remedies to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

     If Lessee fails to deliver such statement to Lessor within such ten (10) day period, Lessor and any prospective purchaser or encumbrancer of the Premises or the Shopping Center may conclusively presume and rely upon the following facts: (i) the terms and provisions of this Lease have not been changed except as otherwise represented by Lessor; (ii) this Lease has not been cancelled or terminated and is in full force and effect, except as otherwise represented by Lessor; (iii) the current amounts of the Annual Minimum Rent, Percentage Rent and Additional Rent are as represented by Lessor; (iv) there have been no subleases or assignments of the Lease; (v) not more than one month's Annual Minimum Rent, Percentage Rent or Additional Rent or other charges have been paid in advance; and (vi) Lessor is not in default under the Lease. In such event, Lessor is entitled to sign a statement of such facts and Lessee shall be estopped from denying the truth of such facts.

     C. All notices, demands and requests shall be in writing, and shall be effectively served in any of the following manners:

          (i)  If addressed to Lessee:

                By forwarding such notice, demand or request by certified or registered mail, postage prepaid, addressed to Lessee at:

               Mr. Roland H. DeCesare
               30600 North Pima Road, #47
               Scottsdale, Arizona  85262

               with a copy to:

               Mr. Steve DeCesare
               3 El Nigel Court
               Henderson, Nevada

                or at such other address or addresses as Lessee may hereafter designate by written notice to Lessor, in which case said notice shall be effective at the time of mailing such notice so long as Lessor shall thereafter timely receive the notice.

          (ii) If addressed to Lessor:

                By forwarding such notice, demand or request by certified or registered mail, postage prepaid, addressed to Lessor at:

               Opus West Corporation
               2415 East Camelback Road, Suite 800
               Phoenix, Arizona  85016-4201
               Attn:  Director, Real Estate Development
                    Chandler Pavilions II

               with a copy to:

               Opus Corporation
               2415 East Camelback Road, Suite 800
               Phoenix, Arizona  85016-4201
               Attn:  Legal Department

               with a copy to:

               Opus West Management Corporation
               2415 East Camelback Road, Suite 840
               Phoenix, Arizona  85016-4201
               Attn:  Property Manager

               with a copy to:

               Gallagher & Kennedy, P.A.
               2575 East Camelback Road
               Phoenix, Arizona  85016-9225
               Attn:  Mr. Gregory L. Mast

     or at such other address or addresses as Lessor may hereafter designate by written notice to Lessee, in which case said notice shall be effective at the time of mailing such notice so long as Lessee shall thereafter timely receive the notice.

     D. All rights and remedies of Lessor under this Lease or that may be provided by law may be executed by Lessor in its own name, individually, or in the name of its agent, and all legal proceedings for the enforcement of any such rights or remedies, including those set forth in Article XVIII, may be commenced and prosecuted to final judgment and execution by Lessor in its own name or in the name of its agent.

     E. Lessor covenants and agrees that Lessee, upon paying the Annual Minimum Rent, Percentage Rent, Additional Rent and other charges herein provided for and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept and performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term in accordance with and subject to the terms of this Lease free from molestation or hindrance by Lessor or any party claiming by, through or under Lessor. Time is of the essence of this Lease.

     F. The covenants and agreements herein contained shall bind and inure to the benefit of Lessor and its successors and assigns, and Lessee and its permitted successors and assigns. All obligations of each party constituting Lessee hereunder shall be the joint and several obligations of each such party.

     G. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Lease shall be construed and enforced in accordance with the laws of the State of Arizona.

     H. Lessee covenants not to do or suffer any waste or damage or disfigurement or injury to the Premises or Shopping Center and Lessee further covenants that it will not vacate other than in connection with any restoration of the Premises by Lessor upon the occurrence of (i) a fire or other casualty as more particularly described in Article XV or (ii) an eminent domain proceeding as more particularly described in Article XVI, or abandon the Premises during the Term of this Lease.

     I. The term "Lessor" as used in this Lease, so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner or owners of the Shopping Center Tract at the time in question, and in the event of any transfer or conveyance, the then grantor shall be automatically freed and released from all personal liability accruing from and after the date of such transfer or conveyance as respects the performance of any covenant or obligation on the part of Lessor contained in this Lease to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Lessor shall be binding on the then Lessor only during and in respect to its period of ownership.

     In the event of a sale or conveyance by Lessor of the Shopping Center Tract or any part of the Shopping Center Tract, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions herein contained and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale or conveyance, and Lessee agrees to attorn to the purchaser or grantee, which shall be personally obligated on this Lease only so long as it is the owner of Lessor's interest in and to this Lease.

     J.    The  marginal  or  topical  headings  of  the  several
Articles are for convenience only and do not define, limit or construe the contents of said Articles.

     K. All preliminary negotiations are merged into and incorporated in this Lease.

     L. This Lease can only be modified or amended by an agreement in writing signed by the parties hereto. No receipt of money by Lessor from Lessee or any other person after termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises, shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand or suit, or imply consent for any action for which Lessor's consent is required, unless specifically agreed to in writing by Lessor. Any amounts received by Lessor may be allocated to any specific amounts due from Lessee to Lessor as Lessor determines.

     M. Lessor shall have the right to close any portion of the building area or land area to the extent as may, in Lessor's reasonable opinion, be necessary to prevent a dedication thereof or the accrual of any rights to any person or the public therein. Lessor shall at all times have full control, management and direction of the Shopping Center Tract, subject to the rights of Lessee in the Premises, and Lessor reserves the right at any time and from time to time to reduce, increase, enclose or otherwise change the size, number and location of buildings, layout and nature of the Shopping Center, the Shopping Center Tract and the other tenancies, premises and buildings included in the Shopping Center Tract, to construct additional buildings and additions to any building, to create additional rentable areas through use, withdrawal of, and/or enclosure of the Common Area, or otherwise, to place signs on the Shopping Center Tract, to increase the land size of the Shopping Center Tract, and to change the name, address, number or designation by which the Shopping Center is commonly known. No implied easements are granted by this Lease. Lessor shall in no event be liable for any lack of security in respect to the Shopping Center.

     N. Lessee shall permit Lessor (or its designees) to erect, use, maintain, replace and repair pipes, cables, conduits, plumbing, vents and telephone, electric and other wires or other items, in, to and through the Premises, as and to the extent that Lessor may now or hereafter deem necessary or appropriate for the proper operation and maintenance of the Shopping Center.

     O. Employees or agents of Lessor have no authority to make or agree to make a lease or other agreement or undertaking in connection herewith. The submission of this document for
examination  does  not  constitute  an  offer  to  lease,  or   a
reservation of, or option for, the Premises. This document becomes effective and binding only upon the execution and delivery hereof by the proper officers of Lessor and by Lessee. Lessee confirms that Lessor and its agents have made no representations or promises with respect to the Premises or the making of or entry into this Lease except as in this Lease expressly set forth, and agrees that no claim or liability shall be asserted by Lessee against Lessor for, and Lessor shall not be liable by reason of, breach of any representations or promises not expressly stated in this Lease. This Lease, except for the Building Rules and Regulations of the Shopping Center Tract, in respect to which subparagraph P of this Article shall prevail, can be modified or altered only by agreement in writing between Lessor and Lessee, and no act or omission of any employee or agent of Lessor shall alter, change or modify any of the provisions hereof.

     P. Lessee shall perform, observe and comply with the Building Rules and Regulations of the Shopping Center Tract as set forth in Exhibit "D" attached hereto and incorporated herein by reference, and, upon written notice thereof to Lessee, Lessee shall perform, observe and comply with any changes, amendments or additions thereto as from time to time shall be established and deemed advisable by Lessor for tenants of the Shopping Center Tract provided Lessee has received written notice thereof as provided above. Lessor shall not be liable to Lessee for any failure of any other tenant or tenants of the Shopping Center Tract to comply with such Building Rules and Regulations.

     Q. All rights and occupancy of Lessee herein shall be subject to all governmental laws, ordinances and regulations, and Lessee shall comply with the same, including without limitation compliance with the Act, and shall comply with the requirements of any fire insurance underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. Lessee shall use the Premises and comply with any recorded covenants, conditions, and restrictions affecting the Premises in the Shopping Center Tract as of the commencement of the Lease or which are recorded during the Term.

     R. All obligations of Lessee hereunder not fully performed as of the expiration or earlier termination of the Term of this Lease shall survive the expiration or earlier termination of the Term hereof, including, without limitation, all payment obligations with respect to Common Area expenses and Taxes and all obligations concerning the condition of the Premises.

     S. Any claim which Lessee may have against Lessor for default in performance of any of the obligations herein contained to be kept and performed by Lessor shall be deemed waived unless such claim is asserted by written notice thereof to Lessor within ten (10) days following the date Lessee becomes aware of the alleged default and unless suit be brought thereon within six (6) months subsequent to the date Lessee becomes aware of the alleged default. Furthermore, Lessee agrees to look solely to Lessor's interest in the Shopping Center Tract for the recovery of any judgment from Lessor, it being agreed that Lessor, and if Lessor is a partnership, its partners whether general or limited, and if Lessor is a corporation, its directors, officers or shareholders, shall never be personally liable for any such judgment. Notwithstanding anything to the contrary contained in this Lease, Lessee shall have no claim, and hereby waives the right to any claim, against Lessor for damages by reason of any refusal, withholding or delaying by Lessor of any consent or approval, and in such event, Lessee's only remedies shall be an action for specific performance or injunction to enforce any such requirement for consent or approval.

     T. Lessee represents and warrants to Lessor that this Lease has been duly authorized, executed and delivered by Lessee and that this Lease constitutes the valid and binding obligation of Lessee enforceable against Lessee in accordance with its terms.

     U. This Lease shall not be deemed or construed to create or establish any relationship or partnership or joint venture or similar relationship or arrangement between Lessor and Lessee hereunder.

     V. Whenever a period of time is herein prescribed for action to be taken by either party, said party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of said party; provided, however, this Section shall not apply to the payment of any sums of money required to be paid by Lessee hereunder.

     W. No more frequently than annually, but within 15 days after request therefor, Lessee shall deliver to Lessor a copy of Lessee's financial statements (including, but not limited to, an audited balance sheet, if available, and an income statement) for the prior fiscal year certified by an executive officer of Lessee, together with the annual shareholders' report of any then parent of Lessee, along with, if available, consolidated financial statements of the parent and its subsidiaries.

ARTICLE XXIV. OTHER PROVISIONS: The following are made a part hereof, with the same force and effect as if specifically set forth herein:

     A.   Site Plan - Exhibit "A".
     B.   Operating Hours - Exhibit "B".
     C.   Shopping Center Use Restrictions - Exhibit "C".
     D.   Rules and Regulations - Exhibit "D".
     E.   Rider - Exhibit "E".
     F. White Box Enhancement Drawings, dated March 21, 2001, and Qualifications and Clarifications, dated February
          28, 2001 Space Plan - Exhibit "F".
     G.   [Intentionally deleted.]
     H.   Freeway Pylon Signage - Exhibit "H".

ARTICLE XXV. AMERICANS WITH DISABILITIES ACT: In the event that any alteration or repair to the Premises is undertaken by Lessee with or without Lessor's consent, or is undertaken by Lessor at Lessee's request during the term of this Lease or any extended term, such alteration or repair shall (i) be designed and constructed in full compliance with the American's With Disabilities Act, as amended from time to time (the "Act") if such alteration is undertaken by Lessee, and (ii) shall be designed by Lessee in full compliance with the Act if such alteration or repair is undertaken by Lessor at Lessee's request, and the cost of any such design, alteration or repair to the Premises or the Shopping Center shall be borne by Lessee, including without limitation (a) the cost of any such design, alteration or repair required as a result of (i) Lessee or an assignee or subtenant being deemed a "Public Accommodation" or the Premises being deemed a "Place of Public Accommodation" or
(ii) such alteration or repair being deemed to affect an "Area of Primary Function" (as such terms are defined in the Act); and (b) the cost of the installation or implementation of any "Auxiliary Aid" required under the Act as a result of the operation of Lessee's (or any assignee's or subtenant's) business within the Premises. In addition, Lessee shall be responsible for all costs and expenses incurred or to be incurred in order to cause the Premises and the operation of Lessee's business within the Premises to comply with the Act, and, if Lessee fails to keep and maintain the Premises in compliance with the Act, Lessor shall have the right but not the obligation, at Lessee's sole cost and expense, to enter the Premises and cause the Premises to be put into compliance with the Act; and Lessee shall indemnify, defend and hold Lessor harmless from and against any and all costs, claims and liabilities, including but not limited to the fees of counsel, arising out of or resulting from Lessee's failure to maintain and keep the Premises in compliance with the Act.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

LESSOR:                           LESSEE:

OPUS    WEST   CORPORATION,    a  ARIZONA   FURNITURE  COMPANY,   a
Minnesota                         Nevada  corporation d/b/a Kincaid
Corporation                       Home Furnishings



By                                By
Name:                             Name:
Title:                            Title:




                           EXHIBIT "A"

                            SITE PLAN


[Note: The attached Site Plan of the Shopping Center is attached at this time for illustration purposes only. It has not been finalized or finally approved and is subject to change from time to time at Lessor's sole discretion; in addition, certain pad sites will be sold from time to time by Lessor.]





                           EXHIBIT "B"

                         OPERATING HOURS


Operating Hours are subject to change by Lessor upon notice to Lessee.

     Day                 Time

     Monday                   10:00 a.m. to 9:00 p.m.

     Tuesday             10:00 a.m. to 9:00 p.m.

     Wednesday           10:00 a.m. to 9:00 p.m.

     Thursday            10:00 a.m. to 9:00 p.m.

     Friday                   10:00 a.m. to 9:00 p.m.

     Saturday            10:00 a.m. to 9:00 p.m.

     Sunday                   11:00 a.m. to 5:00 p.m.


                           EXHIBIT "C"

                 SHOPPING CENTER USE RESTRICTION


     Neither Lessee nor any successor, assign, concessionaire, sublessee or assignee shall use the Premises, or any part thereof, for any of the following uses:

     1. Any use prohibited within the Shopping Center, or on any portion thereof, by (i) the Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Chandler Pavilions II recorded in the official records of Maricopa County, Arizona, on June 9, 2000 in Instrument No. 2000-0441208, as such Declaration may be amended from time to time, including without limitation Sections 2.2 and 2.4 thereof; the restrictions contained in
Section 2.4 shall apply to Lessee and the Premises even though such restrictions would otherwise apply only to Pad Sites or certain specified Pads by the terms and provisions of said
section   (as   is   now  or  hereafter  may  be   amended,   the
"Declaration"), and (ii) the Maintenance Agreement for Chandler Marketplace recorded in the Official Records of Maricopa County, Arizona, on January 29, 1998, in Instrument No. 98-0067235, as such Maintenance Agreement may be amended from time to time (as is now or hereafter may be amended, the "Maintenance Agreement") (the Declaration and the Maintenance Agreement are hereinafter collectively called the "CC&Rs");

     2. General warehouse not associated with retail activities and reasonably necessary or incidental to sales at Premises, or for any assembling, manufacturing, distilling, refining, smelting, agricultural or mining operation;

     3. "Second-hand" store whose principal business is selling used merchandise, thrift shops, salvation army type stores, "goodwill" type stores, and similar businesses;

     4. Mobile home park, trailer court, labor camp, junk yard, or stock yard (except that this provision shall not prohibit the temporary use of construction trailers during any periods of construction, reconstruction or maintenance);

     5. Dumping, disposing, incinerating, or reducing of garbage (exclusive of dumpsters for the temporary storage of garbage and any garbage compactors, in each case which are regularly emptied so as to minimize offensive odors);

     6. Fire, going out of business, relocation, bankruptcy or similar sales (unless pursuant to court order);

     7. Central laundry, dry cleaning plant, or laundromat; provided, however, this restriction shall not apply to any dry cleaning facility providing on-site service oriented to pickup and delivery by the ultimate consumer, including, nominal supporting facilities;

     8. Selling or leasing automobiles, trucks, trailers, or recreational vehicles;

     9. Any bowling alley, skating rink or bar (unless part of a sit down restaurant), dance hall, discotheque, video game room, night club, amusement gallery, or gymnasium;

     10. Veterinary hospital or animal raising or boarding facilities (except that this restriction shall not be deemed to preclude the operation of pet shops);

     11.  Funeral home or mortuary;

     12. Selling, renting or exhibiting pornographic material or other sexually explicit material;

     13.  Flea market;

     14.  Car wash;

     15. Operation whose principal use is a massage parlor; provided this shall not prohibit massages in connection with a beauty salon or health club or athletic facility;

     16.  Living quarters, sleeping apartments or lodging rooms;

     17.  Tattoo parlor;

     18. Church, school, day care center or related religious or education facility;

     19.  Automotive service and repair;

     20. The display and/or sale of gourmet foods (excluding delicatessen items), beer and wine for off-premises consumption and/or products made from wicker and/or rattan [from an area in excess of 2,000 square feet of the floor area of the Premises];

     21. The retail and wholesale distribution, installation and repair of television, video (excluding computer Cathode Ray
Tubes) and home audio equipment;

     22.   The operation of a restaurant selling Asian (including
Chinese) food;

     23. The operation of a supermarket, general foods store, grocery store or other convenience store; and


                           EXHIBIT "D"

                      RULES AND REGULATIONS


     1. Lessee shall advise and cause its vendors to deliver all merchandise to the rear of the Premises (i.e. the non-public area) during the hours reasonably established therefor from time to time by Lessor.

     2. All deliveries are to be made to designated service or receiving areas and Lessee shall request delivery trucks to approach their service or receiving areas by designated service routes and drives. Exterior lights, including security lights, located within the loading dock areas and along the exterior building faces, shall be directed downward and shielded appropriately so as not to directly cast light onto any adjacent property.

     3. Tractor trailers which must be unhooked or parked must use steel plates under dolly wheels to prevent damage to the asphalt paving surface. In addition, wheel blocking must be available
for  use.   Tractor trailers are to be removed from  the  loading
areas after unloading. No parking or storing of such trailers by Lessee will be permitted in the Shopping Center.

     4.   Lessee shall not dispose of the following items in sinks or
commodes:   plastic  products  (plastic  bags,  straws,   boxes);
sanitary napkins; tea bags, cooking fats, cooking oils; any meat scraps or cutting residue; petroleum products (gasoline, naphtha, kerosene, lubricating oils); paint products (thinner, brushes);
or  any  other item which the same are not designed  to  receive.
All store floor area of Lessee, including vestibules, entrances and returns, doors, fixtures, windows and plate glass, shall be maintained in a safe, neat and clean condition.

     5. Lessee shall not permit or suffer any advertising medium to be placed on the exterior of exterior walls or exterior side of windows, on the sidewalks or on the parking lot areas or light
poles.   No  permission,  expressed or  implied,  is  granted  to
exhibit or display any banner, pennant, sign and trade or seasonal decoration of any size, style or material within the Shopping Center, outside the Premises.

     6. Lessee shall not permit or suffer the use of any flashing lights, searchlights, loud speakers, phonographs, radios, or television. No radio, television, or other communication antenna equipment or device is to be mounted, attached, or secured to any part of the roof, exterior surface, or anywhere outside the Premises, unless Lessor has previously given its written consent.

     7. Lessee shall not permit or suffer merchandise of any kind at any time to be placed, exhibited or displayed outside its Premises, nor shall Lessee use the exterior sidewalks or exterior
walkways  of  its  Premises  to  display,  store  or  place   any
merchandise  except  as permitted by Article  VII.   No  sale  of
merchandise by tent sale, truck load sale or the like shall be permitted on the parking lot or other Common Areas.

     8. Lessee shall not permit or suffer any portion of the Premises to be used for lodging purposes.

     9.   Lessee shall not, in or on any part of the Common Area:

          a. Vend, peddle or solicit orders for sale or distribution of any merchandise, device, service, periodical, book pamphlet or other matter whatsoever.

          b. Exhibit any sign, placard, banner, notice or other written material, except for activities as approved in writing by Lessor.

          c. Distribute any circular, booklet, handbill, placard or other material, except for activities as approved in writing by Lessor.

          d. Solicit membership in any organization, group or association or contribution for any purpose.

          e.   Create a nuisance.

          f. Throw, discard or deposit any paper, glass or extraneous matter of any kind except in designated receptacles, or create litter or hazards of any kind.

          g. Deface, damage or demolish any sign, light standard or fixture, landscaping materials or other improvement within the Shopping Center, or the property of customers, business invitees or employees situated within the Shopping Center.

     10. Lessee will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Lessor's access will be at Lessee's cost. The lighting and air conditioning equipment of the Shopping
Center will remain in the exclusive control of the Building designated personnel.

     11. Lessee shall comply with all reasonable parking rules and regulations as may be posted and distributed from time to time.

     12. Lessor's prior written approval, which shall be at Lessor's sole discretion, must be obtained for installation of window shades, blinds, drapes or any other window treatment of any kind whatsoever.

     13. Lessee shall keep the Premises at a temperature compatible with comfortable occupancy during business hours and at all times sufficiently high to prevent freezing of water in pipes and fixtures.

     14. Lessee shall keep the signs, exterior lights and display window lights of the Premises lighted each and every day of the lease term during the hours reasonably designated by Lessor.

     15. No animals shall be brought into or kept in or about the Shopping Center by Lessee.

     16.  Lessee shall comply with the CC&Rs.

     17. In the event any violation of any of the above rules and regulations continues after five (5) days following receipt of notice by Lessee of such violation, beginning on such sixth day Lessee shall, in addition to all other remedies of Lessor provided in the Lease for default by Lessee, pay liquidated damages of One Hundred Dollars ($100.00) per day for each day such violation continues.

     18. Lessor reserves the right to modify or rescind any of these rules and regulations (as to some or all Lessees of the Shopping Center) and to make such other and further rules and regulations as it deems in its sole judgment shall from time to time be necessary or advisable for the operation of the Shopping Center, which rules and regulations shall be binding upon each tenant in the Shopping Center upon their notification of said rules and regulations.



                           EXHIBIT "E"

                 RIDER TO SHOPPING CENTER LEASE


ARTICLE XXVI. CONSTRUCTION OF LEASEHOLD IMPROVEMENTS: Lessor shall construct and install interior improvements in the Premises (hereinafter referred to as "Leasehold Improvements") for the use and benefit of Lessee, subject to the following terms and conditions:

     A. The parties acknowledge that the base building that comprises the Premises has been completed as of the date of this Lease. Lessor agrees to construct the Leasehold Improvements in substantial accordance with the White Box Enhancement Drawings, dated March 21, 2001, and the Qualifications and Clarifications, dated February 28, 2001, space plan attached hereto and made a part hereof as Exhibit "F" (the "Space Plan")("White Box Enhancement Drawings and Qualifications and Clarifications"). Lessor agrees to cause final plans and specifications for the Leasehold Improvements to be prepared substantially in accordance with the White Box Enhancement Drawings and Qualifications and Clarifications and the applicable building code as interpreted and enforced at the time of such preparation by the governmental bodies having jurisdiction thereof. When Lessor requests Lessee to specify details or layouts, Lessee shall specify same, subject to the provisions of the White Box Enhancement Drawings and Qualifications and Clarifications, so as not to delay completion of the Leasehold Improvements. Lessee shall pay to Lessor all increased costs or damages incurred by Lessor attributable to delays caused by Lessee, and Lessee shall be responsible for lost rent arising out of delay in completion of the Leasehold Improvements caused by Lessee.

     B. If Lessee requests changes to the Leasehold Improvements (or the White Box Enhancement Drawings and Qualifications and Clarifications) Space Plan that increase the cost of constructing the Leasehold Improvements, such excess price shall be paid by Lessee to Lessor in cash within thirty (30) days from the date the Leasehold Improvements are substantially completed and Lessor has submitted a written statement to Lessee requesting such payment. In the event any portion of the Leasehold Improvements for which an allowance is provided is less than the amount allowed, there shall be no cash or other refund.

ARTICLE  XXVII.  OPTION TO RENEW:  Lessee shall have  the  right, subject to the provisions hereinafter provided, to extend the term of this Lease for two (2) consecutive and successive periods of five (5) years (the first such five (5) year period is sometimes hereinafter referred to as the "First Renewal Term" and the second such five (5) year period is sometimes hereinafter referred to as the "Second Renewal Term"; the First Renewal Term and the Second Renewal Term are sometimes hereinafter collectively referred to as the "Renewal Terms"), on the terms and provisions of this Article provided:

     A. This Lease is in full force and effect and Lessee is not in default in the performance of any of the terms, covenants and conditions herein contained, subject to any notice required hereunder, if any, and any applicable grace or cure period, if any, at the time of exercise of the right of renewal and at the time set for commencement of the First Renewal Term or the Second Renewal Term, as the case may be.

     B. Each of the Renewal Terms shall be upon the same terms, covenants and conditions as provided in this Lease; provided, however, the Annual Minimum Rent for the First Renewal Term and Second Renewal Term will be the fair market basic rent rate(s) of the Premises for the applicable Renewal Term, as reasonably determined by Lessor in relation to comparable (in quality, location and size) space located in the Shopping Center and/or in the City of Chandler.

     The Annual Minimum Rent set forth in this Article shall be subject to adjustment pursuant to the first paragraph of this Lease. Lessee shall pay the monthly installments of Annual
Minimum Rent on or before the first day of each month, in advance.

     C. That Lessee shall exercise its right to each of the Renewal Terms provided herein, if at all, by notifying Lessor in writing of its election to exercise the right to renew the terms of this Lease at least twelve (12) months, but not more than fifteen (15), prior to the expiration of the initial term hereof or of the First Renewal Term, as the case may be].

ARTICLE XXVIII.     [Intentionally deleted.]

ARTICLE XXIX. DEFAULT OF LESSOR: In the event of any alleged breach by Lessor of its covenants contained in this Lease, Lessee shall have available all rights and remedies provided at law or in equity, subject to the terms and conditions of this Lease; provided, however, Lessee may not exercise any such right or remedy unless Lessee has notified Lessor and any party having a recorded mortgage or bond indenture lien against the property by written notice of such alleged default, and the notified party or parties have not cured such default within the thirty (30) day period sub-sequent to receipt of such notice or, in the event such alleged default is of such a nature that it cannot reasonably be cured within such thirty-day period, such notified party or parties have failed to cure such alleged default with all due diligence.

ARTICLE XXX. SIGNAGE: Provided that Lessee obtains all necessary governmental and other approvals therefor, Lessee shall have the right, at Lessee's sole cost and expense, to a sign panel on the freeway pylon sign located adjacent to Interstate 10 in the location shown on Exhibit "H" attached hereto and incorporated herein. Lessee's sign panel shall be located in the area cross-hatched on said Exhibit "H". Lessee shall pay to Lessor, within ten (10) days following written demand therefor, Lessee's pro rata share (based on sign panel area) of the cost of construction of such sign, which will in no event exceed $13,500. Any costs of maintenance and repair of Lessee's name thereon, and all reasonably prorated costs of lighting, maintenance and repair of the sign, shall be paid by Lessee from time to time within ten
(10) days following written request by Lessor therefor. It is understood that the display of Lessee's name on any such sign shall be subject to the reasonable approval of Lessor. Any such sign, and the display of Lessee's name thereon, shall also be subject to the terms of any restrictive covenants applicable thereto and all applicable laws, ordinances and regulations.


                           EXHIBIT "F"

                 WHITE BOX ENHANCEMENT DRAWINGS,
                      DATED MARCH 21, 2001,
             AND QUALIFICATIONS AND CLARIFICATIONS,
               DATED FEBRUARY 28, 2001 SPACE PLAN

                         [SEE ATTACHED]
                           EXHIBIT "G"

                    [INTENTIONALLY DELETED.]




                           EXHIBIT "H"

                      FREEWAY PYLON SIGNAGE